Exhibit 10.30

LEASE AGREEMENT BETWEEN

4849 GREENVILLE PARTNERS, AS LANDLORD, AND

TRAVEL TECHNOLOGIES GROUP, L.P., AS TENANT

Suite 1300

7557 Rambler Rd., Dallas, Texas

DATED September 15, 1997

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20.	SECURITY INTEREST		7

21.	CONTROL OF COMMON AREAS		7

22.	RIGHT TO RELOCATE		7

23.	QUIET ENJOYMENT		8

24.	DEFAULT BY TENANT		8
	24.1	Events of Default	8
	24.2	Remedies of Landlord	8
	24.3	Payment by Tenant	9
	24.4	Reletting	9
	24.5	Landlord’s Right to Pay or Perform	9
	24.6	No Waiver; No Implied Surrender	9

25.	DEFAULTS BY LANDLORD		9

26.	RIGHT OF REENTRY		9

27.	MISCELLANEOUS		9
	27.1	Independent Obligations; No Offset	9
	27.2	Time of Essence	10
	27.3	Applicable Law	10
	27.4	Assignment by Landlord	10
	27.5	Commencement Date and Estoppel Certificates	10
	27.6	Signs, Building Name and Building Address	10
	27.7	Notices	10
	27.8	Entire Agreement, Amendment and Binding Effect	10
	27.9	Severability	10
	27.10	Number and Gender, Captions arid References	10
	27.11	Attorneys’ Fees	11
	27.12	Brokers	11
	27.13	Interest on Tenant’s Obligations	11
	27.14	Authority	11
	27.15	Recording	11
	27.16	Exhibits	11
	27.17	Multiple Counterparts	11

		Signature Page	11

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LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Leased is entered as of September ~~15~~30, 1997, between 4849 Greenville Partners (“Landlord”) and Travel Technologies Group L.P. (“Tenant”).

1. DEFINITIONS. The definitions of certain of the capitalized terms used in this Lease are set forth in the Glossary of Defined Terms attached as Exhibit A.

2. PREMISES. Subject to the provisions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, approximately 13.325 rentable square feet of space in the Building, which space is outlined on the floor plan attached hereto as Exhibit B (the “Premises”). In connection with such demise, Landlord hereby grants to Tenant the non-exclusive right to use during the Term all Common Areas designed for the use of all tenants in the Building, in common with all tenants in the Building and their invitees, for the purposes for which designed and in accordance with all Legal Requirements. By occupying the Premises, Tenant accepts the Premises as being suitable for Tenant’s intended use of the Premises.

3. TERM. The Term of this Lease shall commence on the Commencement Date (which is scheduled to be January 1, 1998) and shall expire at 5:00 p.m. December 31, 2002 unless earlier terminated as provided herein (the “Term”).

4. USE. Tenant shall occupy and use the Premises solely for lawful, general business office purposes in strict compliance with the Building Rules and Regulations from time to time in effect and all other Legal Requirements.

5. RENT.

5.1 Base Rent. In consideration of Landlord’s leasing the Premises to Tenant, Tenant shall pay to Landlord as follows:

Term	Monthly Amount
January 1, 1998 - December 31, 1998	$19,154.69
January 1, 1999 - December 31, 1999	$20,265.10
January 1, 2000 - December 31, 2000	$21,375.52
January 1, 2001 - December 31, 2001	$22,485.94
January 1, 2002 - December 31, 2002	$23,596.35

The Base Rent set forth in this Section 5.1 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 2 hereof or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the premises is less than that set forth in Section 2 hereof or changes pursuant to the standards set forth in the definition of Net Rentable Area.

~~5.2 Base Rent Adjustment. For purposes of this Lease, the “Base Rent Adjustment” shall mean the product of (a) the. original Base Rent specified in Section 5.1~~ multiplied by ~~(b) a fraction, the numerator of which is the Current Index and the denominator of which is the Base Index. If, at any time or times during the Term, the Current Index exceeds the Base Index, then the Base Rent payable during the Fiscal Year which immediately follows the last day of the month for which the Current Index was computed shall be adjusted by the amount of the Base Rent Adjustment. At any time following the end of a Fiscal Year, Landlord may send Tenant an index comparative statement setting forth the Base Index, the Current Index and the Base Rent Adjustment (if applicable) for such Fiscal Year. Beginning with the first month of the Fiscal Year during which Landlord sends to Tenant an index comparative statement containing a Base Rent Adjustment, and continuing monthly thereafter until Landlord sends to Tenant a different index comparative statement, the monthly installments of Base Rent shall be increased by an amount equal to l/12th of the Base Rent Adjustment, A decrease in the Current Index shall not result in a decrease in the Base Rent.~~

5.3 Additional Rent. For purposes of this Lease, Tenant’s “Additional Rent” for any Fiscal Year (or portion thereof) shall mean the product of (a) Net Rentable Area of the Premises multiplied by (b) the difference between (1) the Operating Expenses divided by the Net Rentable Area of the Building minus (ii) the Expense Stop, all as applicable for the period in question. By the Commencement Date, Landlord shall estimate the Additional Rent to be due by Tenant for the balance of the Fiscal Year in which the Commencement Date occurs. Thereafter, unless Landlord delivers to Tenant a revision of the estimated Additional Rent, Tenant shall pay to Landlord, coincident with Tenant’s payment of Base Rent, an amount equal to the estimated Additional Rent for the remainder of such year divided by the number of months remaining in such year. From time to time during any Fiscal Year, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant for that Fiscal Year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimation so that, by the end of the Fiscal Year, Tenant shall have paid all of the Additional Rent as estimated by Landlord. After the conclusion of each Fiscal Year during the Term, and after the termination or expiration of the Term, Landlord shall deliver to Tenant a statement of actual Additional Rent due by Tenant for the Fiscal Year (or, with respect to termination or expiration, the portion of the Fiscal Year) just ended. Within 30 days thereafter, Tenant shall pay to Landlord or Landlord shall credit against the next installment of Additional Rent due by Tenant (or Landlord shall refund to Tenant, if the Term has expired and all payments due by Tenant to Landlord have been paid in full) the difference between the actual Additional Rent due for such year and the estimated Additional Rent paid by Tenant during such year. Tenant may review, at Tenant’s expense and after giving

20-days’ prior written notice to Landlord, Landlord’s records relating to Operating Expenses for any periods within two Fiscal Years prior to the review; provided, however, no review shall extend to periods of time preceding the Commencement Date. In lieu of allowing Tenant to review Landlord’s records under this Section 5.3, Landlord may deliver to Tenant a report of the Operating Expenses prepared by a certified public accountant, which report shall be conclusive for purposes of this Lease.

5.4 Parking Charge. Tenant shall at all times during the Term lease from Landlord ~~sixty (60)~~ 55 unassigned automobile parking spaces in the Parking Facility. Twelve (12) of the unassigned parking spaces will be limited to the top level of the garage. These twelve (12) automobiles will be identified with a sticker provided by the Landlord. Of the total number of allocated parking spaces, Tenant may lease up to four (4) reserved parking spaces at a cost of $75.00 per month per space.

5.5 Payment of Rent. Except as otherwise expressly provided in this Lease, all Rent shall be due in advance monthly installments on the first day of each calendar month during the Term. Rent shall be paid to Landlord at its address recited in Section 27.7 or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall be paid without notice, demand, abatement, deduction or offset in legal tender of the United States of America. If the Term commences or ends on other than the first or the last day of a calendar month, the Rent for the partial month shall be prorated on the basis of the number of days during the month for which the Term was in effect. If the Term commences or ends on other than the first or the last day of a Fiscal Year, the Additional Rent for the partial Fiscal Year shall be prorated on the basis of the number of days during the Fiscal Year for which the Term was in effect.

5.6 Delinquent Payments and Handling Charge. All Rent and other payments required of Tenant hereunder shall bear interest from the, ~~fifth day following the~~ date due until the date paid at the rate of interest specified in Section 27.13. Alternatively, Landlord may charge Tenant, as additional Rent hereunder, a fee equal to five percent of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant’s delinquency. In no event, however, shall the charges permitted under this Section 5.6 or elsewhere in this Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum rate of interest allowable under applicable law.

5.7 Prepaid Rent and Security Deposit. Landlord hereby acknowledges receipt of $~~42,851.00~~ 19,154.69 representing (~~a~~) the first monthly installment of Base Rent paid in advance, to be applied to the Rent for the first month of the Term when due.~~, and (b) the Security Deposit as security for the full and timely payment and performance by Tenant of its obligations under this Lease. Landlord may apply any or all of the Security Deposit toward the payment of any sum or the performance of any obligation which Tenant was obligated, but failed, to pay or perform hereunder. The Security Deposit shall not be considered an advance payment of Rent by Tenant or a measure of or a limit to Landlord’s damages upon an Event of Default.~~

6. CONSTRUCTION OF IMPROVEMENTS.

6.1 General. Subject to events of Force Majeure, Landlord shall install, furnish, perform and apply, at its expense, the Landlord’s Work as specified in the Work Letter. Performance of the Landlord’s Work shall constitute Landlord’s sole construction obligation to Tenant under this Lease.

6.2 Access by Tenant Prior to Commencement of Term. Provided that Tenant obtains and delivers to Landlord the certificates or policies of insurance called for in Section 17.1, Landlord, in its sole discretion, may permit Tenant and its employees, agents, contractors and suppliers to enter the Premises before the Commencement Date (and such entry, alone, shall not constitute Tenant’s taking possession of the Premises for the purpose of Section 6.3(c)) to prepare the Premises for Tenant’s occupancy. Tenant and each other person or firm who or which enters the Premises before the Commencement Date shall conduct itself so as to not interfere with Landlord or other occupants of the Building. Landlord may withdraw any permission granted under this Section 6.2 upon 24-hours notice to Tenant if Landlord, in its sole discretion, determines that any such interference has been or may be caused. Any prior entry shall be under all of the terms of this Lease (other than the obligation to pay Base Rent and Additional Rent) and at Tenant’s sole risk. Landlord shall not be liable in any way for personal injury, death or property damage (including damage to any personal property which Tenant may bring into, or any work which Tenant may perform in, the Premises) which may occur in or about the Complex by Tenant or such other person or firm as a result of any prior entry.

6.3 Commencement Date; Adjustments to Commencement Date. For purposes of this Lease, the “Commencement Date” shall mean the earliest of: (a) three (3) business days following the date after Landlord notifies Tenant that Landlord has substantially completed Landlord’s work and the Tenant Improvements have passed final inspection by the City of Dallas. Texas; ~~the date on which Landlord substantially completes the Landlord’s Work and tenders possession of the Premises to Tenant;~~ (b) the date on which Landlord would have substantially completed the Landlord’s Work and tendered possession of the Premises to Tenant but for (I) the delay or failure of Tenant to furnish information or other matters required in the Work Letter, (ii) Tenant’s request for changes in the Plans or non-Building Standard Items or (iii) any other action or inaction of Tenant, or any person or firm employed or retained by Tenant or (1) the date on which Tenant takes possession of the Premises. If by the scheduled Commencement Date specified in Section 3 the Landlord’s Work has not been substantially completed, and such failure to substantially complete renders the Premises untenable for their intended purpose, all as reasonably determined by Landlord, or Landlord is unable to tender possession of the Premises to Tenant, then the Commencement Date (and the commencement of payment of Base Rent and Additional Rent) shall be postponed until the Landlord’s Work is substantially completed as reasonably determined by Landlord or until possession of the Premises is tendered to Tenant, as the case may be. Such postponement shall extend the scheduled expiration of the Term for a number of days equal to the postponement. The postponement of the payment of Base Rent and Additional Rent under this Section 6.3 shall be Tenant’s exclusive remedy for Landlord’s delay in completing the Landlord’s Work or tendering possession of the

Premises to Tenant. Notwithstanding the forgoing in no event shall the Commencement Date occur prior to January 1, 1997.

7. SERVICES TO BE FURNISHED BY LANDLORD.

7.1 General. Subject to applicable Legal Requirements and Tenant’s performance of its obligations hereunder, Landlord shall use all reasonable efforts to furnish the following services in a manner and amount considered to be standard for similar grade buildings in the North Central Expressway submarket:

(a) Air-conditioning and heating to the Premises during Building Operating Hours as defined in Section 4 of Exhibit A. at such temperatures and in such amounts as are considered by Landlord to be suitable and standard (thus excluding air-conditioning or heating for electronic data processing or other specialized equipment).

(b) Hot and cold water at those points of supply common to all floors for lavatory and drinking purposes only;

(c) Janitor service and periodic window washing in and about the Building and the Premises;

(d) Elevator service, if necessary, to provide access to and egress from the Premises;

(e) Electric current during Building Operating Hours for normal office machines and other machines of low electrical consumption (which shall exclude electric current for electronic data processing equipment, lighting in excess of Building Standard or any other item of electrical equipment which singly consumes more than ~~0.5~~ 0.8 kilowatts per hour at rated capacity or requires a voltage other than 120 volts single phase); and

(f) Replacement of incandescent and fluorescent lamps in Building Standard light fixtures installed by Landlord and of incandescent bulbs or fluorescent lamps in all public restrooms, stairwells and other common areas in the Building.

If any of the services described above or elsewhere in this Lease are interrupted, Landlord shall use reasonable diligence to promptly restore same. However, neither the interruption or cessation of such services nor the failure of Landlord to restore same shall render Landlord liable for damages to person or property, or be construed as an eviction of Tenant, or work an abatement of Rent or relieve Tenant from fulfilling any of its other obligations hereunder.

Notwithstanding the foregoing, in the event of a material interruption of services and such interruption or failure of services continues for a period of six (6) consecutive days, rendering the Premises untenantable. Landlord shall abate the Base Rental on a per diem basis beginning on the seventh (7th) day and continuing until such services are reinstated.

7.2 Keys. Landlord shall furnish Tenant, at Landlord’s expense, with ~~fifteen (15)~~ twenty (20) keys, and at Tenant’s expense with such additional keys as Tenant may request, to unlock each corridor door entering the Premises. Contemporaneously with the payment of the first installment of Rent, Tenant shall pay to Landlord as additional rent the product of the number of parking spaces which shall not exceed one (1) space per 333 rentable square feet leased multiplied by $20.00 for the access cards needed to gain access to the Building. Tenant shall not install, or permit to be installed, any additional lock on any door into or in the Premises or make, or permit to be made, any duplicates of keys to the Premises. Landlord shall be entitled at all times to possession of a duplicate of all keys to all doors to or inside of the Premises. All keys referred to in this Section 7.2 shall remain the property of Landlord. Upon the expiration or termination of the Term, Tenant shall surrender all such keys to Landlord and shall deliver to Landlord the combination to all locks on all safes, cabinets and vaults which will remain in the Premises. Landlord shall be entitled to install, operate and maintain security systems in or about the Premises and the Complex which monitor, by closed circuit television or otherwise, all persons leaving or entering the Complex, the Building and the Premises.

7.3 Tenant Identity. Landlord shall provide and install, in Building Standard graphics letters or numerals identifying Tenant’s name and suite number on entrance doors to the Premises. Without Landlord’s prior written consent, no other signs, numerals, letters, graphics, symbols or marks identifying Tenant shall be placed on the exterior, or on the interior if they are visible from the exterior, of the Premises. Landlord shall install up to three (3) directory strips for each 13,325 net rentable square feet in the Premises, listing the names and suite numbers of Tenant on the Building directory board to be placed in the main lobby of the Building. Tenant acknowledges that the monument sign located on the complex at the south entrance of the Building on the Commencement Date displays the Building name. Landlord agrees that the monument sign shall be converted to a multitenant monument sign within ninety (90) days following the Commencement Date. Landlord shall give Tenant thirty (30) days written notice to make an election to install Tenant’s name on such monument sign. Tenant shall have the right at its sole expenses, to install Tenant’s name on such monument sign in a manner consistent with the sign guidelines established by Landlord. If Tenant exercises its option to include its name on the monument sign as aforesaid, then Tenant shall thereafter pay to Landlord, within thirty (30) days after receipt of an invoice for the same, as Additional Rent all costs and expenses incurred by Landlord in connection with installing Tenant’s name on such monument sign, and Tenant’s pro rata share (based upon the total number of tenant names included on such monument sign) of all costs and expenses incurred by Landlord during the Term of this Lease for maintenance and repair of such monument sign.

7.4 Charges. Tenant shall pay to Landlord, monthly as billed, as additional Rent, such charges as may be separately metered or as Landlord may compute for (a) any utility services utilized by Tenant for computers, data processing equipment or other electrical equipment in excess of that agreed to be furnished by Landlord pursuant to Section 7.1(e), (b) lighting installed in the Premises in excess of Building Standard lighting, (c) air-conditioning, heating and other services in excess of that stated in Section 7.1(a) or provided at times other than Building Operating Hours and (d) janitorial services required with respect to Non-Building Standard Items within the Premises. Landlord may elect to estimate the charges to be paid by Tenant under this Section 7.4 and bill such charges to Tenant monthly in advance, in which event Tenant shall promptly pay the estimated charges. When the actual charges are determined by Landlord an appropriate cash adjustment shall be made between Landlord and Tenant to account for any underpayment or overpayment by Tenant. Tenant shall pay all costs associated with providing separate utility meters to the Leased Premises. After hours HVAC shall be provided at a cost of $40/hour with a two hour minimum. Notwithstanding the foregoing. Landlord agrees to provide Tenant with 25 hours of after hours HVAC service to be utilized any time between the months of May through September and the hours of 1:00 p.m. to 6:00 p.m. on Saturdays and 9:00 a.m. to 5:00 p.m. on Sundays. In the event Tenant requests after hours HVAC. Tenant must notify Landlord in writing by 2:00 p.m. for same day service Monday through Friday and by 2:00 p.m. on Friday for weekend service;

7.5 Operating Hours. Subject to Building Rules and Regulations and such security standards as Landlord may from time to time adopt, the Building shall be open to the public during the Building Operating Hours and the Premises shall be open to Tenant during hours other than Building Operating Hours.

8. REPAIR AND MAINTENANCE.

8.1 By Landlord. Landlord shall maintain the Building (excluding leasehold improvements which become fixtures thereto) in a good and operable condition, and shall make such repairs and replacements as may be required to maintain the Building in such condition. This Section 8.1 shall not apply to damage resulting from a Taking (as to which Section 14 shall apply), or damage resulting from a casualty (as to which Section 15.1 shall apply) or to damage for which Tenant is otherwise responsible under this Lease.

8.2 By Tenant. Tenant shall maintain the Premises in a clean, safe, operable, attractive condition, and will not commit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord’s direction and supervision, any damage to the Complex caused by Tenant or Tenant’s agents, contractors or invitees. If Tenant fails to make such repairs or replacements, Landlord may make same at Tenant’s cost. Such cost shall be payable to Landlord by Tenant on demand as additional Rent. All contractors, workmen, artisans and other persons which or who Tenant proposes to retain to perform work in the Premises (or the Complex, pursuant to the second sentence of this Section 8.2) pursuant to this Section 8.2 or Section 11 shall be approved by Landlord prior to the commencement of any such work.

9. TAXES ON TENANT’S PROPERTY. Tenant shall be liable for and shall pay, before their becoming delinquent, all taxes and assessments levied against any personal property placed by Tenant in the Premises (even if same becomes a fixture by operation of law or the property of Landlord by operation of this Lease), including any additional Impositions which may be assessed, levied, charged or imposed against Landlord or the Building by reason of Non-Building Standard Items in the Premises. Tenant may withhold payments of any taxes and assessments described in this Section 9 so long as Tenant contests its obligation to pay in accordance with applicable law and the non-payment thereof does not pose a threat of loss or seizure of the Building or any interest of Landlord therein.

10. TRANSFER BY TENANT.

10.1 General. Without the prior written consent of Landlord, Tenant shall not effect or suffer any Transfer. Any attempted Transfer without such consent shall be void. If Tenant desires to effect a Transfer, it shall deliver to Landlord written notice thereof in advance of the date on which Tenant proposes to make the Transfer, together with all of the terms of the proposed Transfer and the identity of the proposed Transferee, Landlord shall have 30 days following receipt of the notice and information within which to notify Tenant in writing whether Landlord elects (a) to refuse to consent to the Transfer and to terminate this Lease as to the space proposed to be Transferred as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligations hereunder as to such space, (b) to refuse to consent to the Transfer and to continue this Lease in full force as to the entire Premises or (c) to permit Tenant to effect the proposed Transfer. If Landlord fails to notify Tenant of its election within said 30 day period, Landlord shall be deemed to have elected option (b). The consent by Landlord to a particular Transfer shall not be deemed a consent to any other Transfer. If a Transfer occurs without the prior written consent of Landlord as provided herein, Landlord may nevertheless collect rent from the Transferee and apply the net amount collected to the Rent payable hereunder, but such collection and application shall not constitute a waiver of the provisions hereof or a release of Tenant from the further performance of its obligations hereunder. See Paragraph 29 of Exhibit A attached hereto.

10.2 Conditions. The following conditions shall automatically apply to each Transfer, without the necessity of same being stated in or referred to in Landlord’s written consent:

(a) Tenant shall execute, have acknowledged and deliver to Landlord, and cause the Transferee to execute, have acknowledged and deliver to Landlord, an instrument in form and substance acceptable to Landlord in which (I) the Transferee adopts this Lease and agrees to perform, jointly and severally with Tenant, all of the obligations of Tenant hereunder, as to the space transferred to it, (ii) the Transferee grants Landlord an express first and prior security interest in its personal property brought into the transferred space to secure its obligations to Landlord hereunder, (iii) Tenant subordinates to Landlord’s statutory lien and security interest any liens, security interests or other rights which Tenant may claim with respect to any property of the Transferee, (iv) Tenant agrees with Landlord that, if the rent or other consideration due by the Transferee exceeds the Rent for the transferred space, then Tenant shall pay Landlord as additional Rent hereunder all such excess rent and other consideration immediately upon Tenant’s receipt thereof, (v) Tenant and the Transferee agree to provide to Landlord, at their expense, direct access from a public corridor in the Building to the transferred space, (vi) the Transferee agrees to use and occupy the transferred space solely for the purpose specified in Section 4 and otherwise in strict accordance with this Lease and (vii) Tenant acknowledges that, notwithstanding the Transfer, Tenant remains directly and primarily liable for the performance of all the obligations of Tenant hereunder (including, without limitation, the obligation to pay all Rent), and Landlord shall be permitted to enforce this Lease against Tenant or the Transferee, or both, without prior demand upon or proceeding in any way against any other persons, and

(b) Tenant shall deliver to Landlord a counterpart of all instruments relative to the Transfer executed by all parties to such transaction (except Landlord).

10.3 Liens. Without in any way limiting the generality of the foregoing, Tenant shall not grant, place or suffer, or permit to be granted, placed or suffered, against the Complex or any portion thereof, any lien, security interest, pledge, conditional sale contract, claim, charge or encumbrance (whether constitutional, contractual or otherwise) and if any of the aforesaid does arise or is asserted, Tenant will, promptly upon demand by Landlord and at Tenant’s expense, cause same to be released.

11. ALTERATIONS. Tenant shall not make, or permit to be made, any alteration, improvement or addition to, or install, or permit to be installed, any fixture or equipment (other than desk top electrical equipment) in, the Premises without the prior written consent of Landlord: provided, however, Tenant shall have the right without the prior written consent of Landlord, to make non-structural, cosmetic alterations with an aggregate cost of less than Ten Thousand Dollars ($10,000.00), provided that Tenant notifies Landlord in writing at least five (5) business days in advance of the nature and extent of such proposed alterations. All such alterations, improvements and additions (including all articles attached to the floor, wall or ceiling of the Premises) shall become the property of Landlord and shall, at Landlord’s election, be (a) surrendered with the Premises as part thereof at the termination or expiration of the Term, without any payment, reimbursement or compensation therefor, or (b) removed by Tenant, at Tenant’s expense, with all damage caused by such removal repaired by Tenant. Tenant may remove Tenant’s trade fixtures, office supplies, movable office furniture and equipment not attached to the Building provided such removal is made within five days after the expiration of the Term, no uncured Event of Default has occurred and Tenant promptly repairs all damage caused by such removal,

12. SPECIFICALLY PROHIBITED USES. Tenant will not (a) use, occupy or permit the use or occupancy of the Premises for any purpose or in any manner which is or may be, directly or indirectly, violative of any Legal Requirement, or dangerous to life or property, or a public or private nuisance or disruptive or obstructive of any other tenant of the Building, (b) keep, or permit to be kept, any substance in or conduct, or permit to be conducted, any operation from the Premises which might emit offensive odors or conditions into other portions of the Building, or make undue noise or create undue vibrations, (c) commit or permit to remain any waste to the Premises, (d) install or permit to remain any improvements to the Premises (other than window coverings which have first been approved by Landlord) which are visible from the outside of the Premises, or exceed the structural loads of floors or walls of the Building, or adversely affect the mechanical, plumbing or electrical systems of the Building or affect the structural integrity of the Building in any way, (e) install any food, soft drink or other vending machine (other than those for the exclusive, non-commercial use of Tenant and its business invitees) in the Premises or (f) commit, or permit to be committed, any action or circumstance in or about the Building which, directly or indirectly, would or might justify any insurance carrier in cancelling or increasing the premium on the fire and extended coverage insurance policy maintained by Landlord on the Building or contents, and if any increase results from any act of Tenant, then Tenant shall pay such increase promptly upon demand therefor by Landlord.

13. ACCESS BY LANDLORD. Landlord, its employees, contractors, agents and representatives, shall have the right (and Landlord, for itself and such persons and firms, hereby reserves the right) to enter the Premises at all hours (a) to inspect, clean, maintain, repair, replace or alter the Premises or the Building and at reasonable hours with prior notice to Tenant, (b) to show the Premises to prospective purchasers (or, during the last ~~12~~ six (6) months of the Term, to prospective tenants), (c) to determine whether Tenant is performing its obligations hereunder and, if it is not, to perform same at Landlord’s option and Tenant’s expense or (d) for any other purpose deemed reasonable by Landlord. In an emergency, Landlord (and such persons and firms) may enter the Premises at any hour and use any means to open any door into or in the Premises without any liability therefor. Entry into the Premises by Landlord or any other person or firm named in the first sentence of this Section 13 for any purpose permitted herein shall not constitute a trespass or an eviction (constructive or otherwise), or entitle Tenant to any abatement or reduction of Rent, or constitute grounds for any claim (and Tenant hereby waives any claim) for damages for any injury to or interference with Tenant’s business, for loss of occupancy or quiet enjoyment or for consequential damages.

14. CONDEMNATION. If all of the Complex is Taken, or if so much of the Complex is Taken that, in Landlord’s opinion, the remainder cannot be restored to an economically viable, quality office building, or if the awards payable to Landlord as a result of any Taking are, in Landlord’s opinion, inadequate to restore the remainder to an economically viable, quality office building, Landlord may, at its election, exercisable by the giving of written notice to Tenant within 60 days after the date of the Taking, terminate this Lease as of the date of the Taking or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as result of a Taking, Landlord shall restore the Premises remaining after the Taking to a Building Standard condition. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant’s Share shall be reduced in the proportion that the area of the Premises Taken or otherwise rendered untenantable bears to the area of the Premises just prior to the Taking. If any portion of Base Rent is abated under this Section 14, Landlord may elect to extend the expiration date of the Term for the period of the abatement. All awards, proceeds, compensation or other payments from or with respect to any Taking of the Complex or any portion thereof shall belong to Landlord, Tenant hereby assigning to Landlord all of its right, title, interest and claim to same. Tenant may assert a claim for and recover from the condemning authority, but not from Landlord, such compensation as may be awarded on account of Tenant’s moving and relocation expenses, and depreciation to and loss of Tenant’s moveable personal property.

15. CASUALTY.

15.1 General. Tenant shall give prompt written notice to Landlord of any casualty to the Complex of which Tenant is aware and any casualty to the Premises. If the Complex or the Premises are totally destroyed, or if the Complex or the Premises are partially destroyed but in Landlord’s opinion, they cannot be restored to an economically viable, quality office building, or if the insurance proceeds payable to Landlord as a result of any casualty are, in Landlord’s opinion, inadequate to restore the portion remaining to an economically viable and quality office building, Landlord may, at its election exercisable by the giving of written notice to Tenant within 60 days after the casualty, terminate this Lease as of the date of the casualty or the date Tenant is deprived of possession of the Premises (whichever is later). If this Lease is not terminated as a result of a casualty, Landlord shall (subject to Section 15.2) restore the Premises to a Building Standard condition; provided, however, in the event the Premises has not been restored to a Building Standard condition within one hundred eighty (180) days after the casualty. Tenant may at its election, exercisable by giving written notice to Landlord within ten (10) days after the expiration of such one hundred eighty (180) day period, terminate this Lease. During the period of restoration, Base Rent shall be abated to the extent the Premises are rendered untenantable and, after the period of restoration, Base Rent and Tenant’s Share shall be reduced in the proportion that the area of the Premises remaining tenantable after the casualty bears to the area of the Premises just prior to the casualty. If any portion of Base Rent is abated under this Section 15.1, Landlord may elect to extend the expiration date of the Term for the period of the abatement.

15.2 Acts of Tenant. Notwithstanding any provisions of this Lease to the contrary, if the Premises or the Complex are damaged or destroyed as a result of a casualty arising from the acts or omissions of Tenant, or any of Tenant’s officers, directors, shareholders, partners, employees, contractors, agents, invitees or representatives, (a) Tenant’s obligation to pay Rent and to perform its other obligations under this Lease shall not be abated, reduced or altered in any manner, (b) Landlord shall not be obligated to repair or restore the Premises or the Complex and (c) subject to Section 17.2, Tenant shall be obligated, at Tenant’s cost, to repair and restore the Premises or the Complex to the condition they were in just prior to the damage or destruction under the direction and supervision of, and to the satisfaction of, Landlord and any Landlord Mortgagee.

16. SUBORDINATION AND ATTORNMENT.

16.1 General. This Lease, Tenant’s leasehold estate created hereby and all of Tenant’s rights, titles and interests hereunder and in and to the Premises are subject and subordinate to any Mortgage presently existing or hereafter placed upon all or any portion of the Complex. However, Landlord and Landlord’s Mortgagee may, at any time upon the giving of written notice to Tenant and without any compensation or consideration being payable to Tenant, make this Lease, and the aforesaid leasehold estate and rights, titles and interests, superior to any Mortgage. Upon the written request by Landlord or by Landlord’s Mortgagee to Tenant, and within five (5) days of the date of such request, and without any compensation or consideration being payable to Tenant, Tenant shall execute, have acknowledged and deliver a recordable instrument confirming that this Lease, Tenant’s leasehold estate in the Premises and all of Tenant’s rights, titles and interests hereunder are subject and subordinate (or, at the election of Landlord or Landlord’s Mortgagee, superior) to the Mortgage benefiting Landlord’s Mortgagee.

16.2 Attornment. Upon the written request of any person or party succeeding to the interest of Landlord under this Lease, Tenant shall automatically become the tenant of and attorn to such successor in interest without any change in any of the terms of this Lease. No successor in interest shall be (a) bound by any payment of Rent for more than one month in advance, except payments of security for the performance by Tenant of Tenant’s obligations under this Lease, (b) subject to any offset, defense or damages arising out of a default or any obligations of any preceding Landlord or (c) bound by any amendment of this Lease entered into after Tenant has been given written notice of the name and address of Landlord’s Mortgagee and without the written consent of Landlord’s Mortgagee or such successor in interest. The subordination, attornment and mortgage protection clauses of this Section 16 shall be self-operative and no further instruments of subordination, attornment or mortgagee protection need be required by any Mortgagee or successor in interest thereto. Nevertheless, upon the written request therefor and without any compensation or consideration being payable to Tenant, Tenant agrees to execute, have acknowledged and deliver such instruments as may be requested to confirm the same. Notwithstanding the foregoing, so long as Tenant is not in default of any of the terms or conditions of this Lease, any future purchaser or mortgagee shall recognize the rights of Tenant hereunder.

17. INSURANCE.

17.1 General. Tenant shall obtain and maintain throughout the Term the following policies of insurance:

(a) fire and all risk insurance, with vandalism, malicious mischief and sprinkler leakage endorsements, on all of Tenant’s personal property located in, and on all Non-Building Standard Items to, the Premises in an amount not less than eighty percent of the replacement cost thereof;

(b) comprehensive general and contractual liability insurance against claims for personal injury, bodily injury, death and property damage occurring in or about the Premises, such insurance to afford protection to the limits of (I) not less than $1,000,000 per occurrence;

(c) insurance required hereunder shall be written by companies licensed to do business in the State of Texas and shall have a minimum rating of A:X by Best’s Key Rating Guide.

(d) such other policy or policies of insurance as Landlord may reasonably require or as Landlord is then requiring from one or more other tenants in the Building.

Tenant shall deliver to Landlord, prior to the Commencement Date, certificates of such insurance and shall, at all times during the Term, deliver to Landlord upon request true copies of such insurance policies. The policy described in clause (b) shall (I) name Landlord as an addition insured, (ii) provide that it will not be cancelled, reduced or non-renewed without 30-days’ prior written notice to Landlord, (iii) insure performance of the indemnities of Tenant contained in Section 18 and elsewhere in this Lease and (iv) be primary coverage, so that any insurance coverage obtained by Landlord shall be in excess thereto. Tenant shall deliver to Landlord certificates of renewal at least 30 days before the expiration date of each such policy and copies of new policies at least 30 days before terminating any such policies. All policies of insurance required to be obtained and maintained by Tenant shall be subject to the approval of Landlord as to terms, coverage, deductibles and issuer.

17.2 Waiver of Subrogation. Landlord and Tenant hereby waive all claims, rights of recovery and causes of action that either party or any party claiming by, through or under such party may now or hereafter have by subrogation or otherwise against the other party or against any of the other party’s officers, directors, shareholders, partners or employees for any loss or damage that may occur to the Complex, the Premises, Tenant’s improvements or any of the contents of any of the foregoing by reason of fire or other casualty, or by reason of any other cause except gross negligence or willful misconduct (thus including simple negligence of the parties hereto or their officers, directors, shareholders, partners or employees), that could have been insured against under the terms of (a) in the case of Landlord, the standard fire and extended coverage insurance policies available in the state where the Complex is located at the time of the casualty and (b) in the case of Tenant, the fire and extended coverage insurance policy required to be obtained and maintained under Section 17.1; provided, however, that the waiver set forth in this Section 17.2 shall not apply to any deductibles on insurance policies carried by Landlord or to any coinsurance penalty which Landlord might sustain. Landlord and Tenant shall cause an endorsement to be issued to their respective insurance policies recognizing this waiver of subrogation.

18. TENANT’S INDEMNITY. Subject to Section 17.2, Tenant shall defend, indemnify and hold harmless Landlord and Landlord’s officers, directors, shareholders, partners and employees from and against, all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including court costs and reasonable attorneys’ fees) resulting from any injuries to or death of any person or damage to any property occurring during the Term in or about the Premises, unless arising from or out of the gross negligence or willful misconduct of Landlord or landlord’s employees agents or contractors.

19. THIRD PARTIES; ACTS OF FORCE MAJEURE. Landlord shall have no liability to Tenant, or to Tenant’s officers, directors, shareholders, partners, employees, agents, contractors or invitees, for bodily injury, death, property damage, business interruption, loss of profits, loss of trade secrets or other direct or consequential damages occasioned by (a) the acts or omissions of any other tenant or such other tenant’s officers, directors, shareholders, partners, employees, agents, contractors or other invitees within the Complex, (b) Force Majeure, (c) vandalism, theft, burglary and other criminal acts (other than those committed by Landlord and its employees), (d) water leakage or (e) the repair, replacement, maintenance, damage, destruction or relocation of the Premises, unless caused by the gross negligence or willful misconduct of Landlord or Landlord’s employees agents or contractors.

20. SECURITY INTEREST. As security for Tenant’s payment of Rent and performance of all of its other obligations under this Lease, Tenant hereby grants to Landlord a security interest in all property of Tenant now or hereafter placed in the Premises. Landlord, as secured party, shall be entitled to all of the rights, remedies and recourses afforded to a secured party under the Texas Uniform Commercial Code, which rights, remedies and recourses shall be cumulative of all other rights, remedies, recourses, liens and security interests afforded Landlord by law, equity or this Lease. Contemporaneously with the execution of this Lease, Tenant shall execute and deliver, as debtor, promptly upon request and without any compensation or consideration being payable to Tenant, such additional financing statement or statements as Landlord may request. However, Landlord may at any time file a copy of this Lease as a financing statement. The security interest created pursuant to this paragraph shall be subordinate to any purchase money financing created by Tenant with respect to any furniture, fixtures and equipment of Tenant and, upon request from Tenant Landlord agrees to execute a subordination in form reasonably acceptable to Landlord of such security interest to any such purchase money financing.

21. CONTROL OF COMMON AREAS. Landlord shall have the exclusive control over the Common Areas. Landlord may, from time to time, create different Common Areas, close or otherwise modify the Common Areas, and modify and the Building Rules and Regulations with respect thereto.

22. RIGHT TO RELOCATE. Landlord retains the right and power, to be exercised reasonably and at Landlord’s sole expense to relocate Tenant within the Building in space which is comparable in size, location, views (i.e. not below the fifth floor) to the Premises and is suited to Tenant’s use. Such expenses shall include but not be limited to : the cost of space planning and construction drawings, moving and reinstalling furniture any and all computer systems telecommunication systems. HVAC systems, the cost of replacing a reasonable amount of stationary, business cards, at d all other printed matter bearing the corporate address, as well as the cost of the transfer and/or reinstatement of any licenses, operating agreements, contracts, or other business agreements which such a move would effect. Instances when the exercise of Landlord’s right and power to relocate Tenant shall be deemed reasonable include, but shall not be limited to, ii stances where Landlord desires to consolidate the rentable area in the Building to provide Landlord’s services more efficiently, or to provide contiguous vacant space for a prospective tenant. Landlord shall not be liable to Tenant for any claim; arising in connection with a relocation permitted under this Section 22. Landlord agrees to provide Tenant with written notice of such relocation three (3) months prior to the relocation date.

23. QUIET ENJOYMENT. Provided Tenant has performed all its obligations under this Lease, Tenant shall and may peaceably and quietly have, hold, occupy, use and enjoy the Premises during the Term subject to the provisions of this Lease. Landlord shall warrant and forever defend Tenant’s right to occupancy of the Premises against the claims of any and all persons whomsoever lawfully claiming the same or any part thereof, by, through or under Landlord, but not otherwise, subject to the provisions of this Lease.

24. DEFAULT BY TENANT.

24.1 Events of Default. Each of the following occurrences shall constitute an Event of Default (herein so called):

(a) The failure of Tenant to pay Rent as and when due hereunder and the continuance of such failure for a period of ~~three~~ five (5) days after written notice from Landlord to Tenant specifying the failure; provided, however, after Landlord has given Tenant written notice pursuant to this clause (a) on two separate occasions Landlord shall not be required to give Tenant any further notice under this clause (a);

(b) The failure of Tenant to perform, comply with or observe any other agreement, obligation or undertaking of Tenant, or any other term, condition or provision, in this Lease, and the continuance of such failure for a period of ~~ten~~ thirty (30) days after written notice from Landlord to Tenant specifying the failure and such additional time [but not to exceed seventy-five (75) days after such written notice from Landlord to Tenant], if any, as is reasonably necessary to cure such failure if such failure is of such a nature that it cannot reasonably be cured within such thirty (30) day period, provided Tenant commences the curing of the same within such thirty (30) day period and diligently and continuously prosecutes the curing of the same in good faith and with due diligence;

(c) The abandonment of the Premises by Tenant or the failure of Tenant to occupy the Premises or any significant portion thereof;

(d) The filing of a petition by or against Tenant (the term “Tenant” also meaning, for the purpose of this clause (d), any guarantor of the named Tenant’s obligations hereunder) (I) in any bankruptcy or other insolvency proceeding, (ii) seeking any relief under the Bankruptcy Code or any similar debtor relief law, (iii) for the appointment of a liquidator or receiver for all or substantially all of Tenant’s property or for Tenant’s interest in this Lease or (iv) to reorganize or modify Tenant’s capital structure; and

(e) The admission by Tenant in writing that it cannot meet its obligations as they become due or the making by Tenant of an assignment for the benefit of its creditors.

24.2 Remedies of Landlord. Upon any Event of Default, Landlord may, at Landlord’s option and in addition to all other rights, remedies and recourses afforded Landlord hereunder or by law or equity, do any one or more of the following:

(a) Terminate this Lease by the giving of written notice to Tenant, in which event Tenant shall pay to Landlord the sum of (I) all Rent and other amounts accrued hereunder to the date of termination, (ii) all amounts due under Section 24.3 and (iii) liquidated damages in an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the prime lending rate (or equivalent rate, however denominated) in effect on the date of termination at the largest national bank in the state where the Complex is located minus (B) the then present fair rental value of the Premises for such period, similarly discounted.

(b) Terminate Tenant’s right to possession of the Premises without terminating this Lease by the giving of written notice to Tenant, in which event Tenant shall pay to Landlord (I) all Rent and other amounts accrued hereunder to the date of termination of possession, (ii) all amounts due from time to time under Section 24.3 and (iii) all Rent and other sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during said period. Reentry by Landlord in the Premises will not affect the obligations of Tenant hereunder for the unexpired Term. Landlord may bring action against Tenant to collect amounts due by Tenant on one or more occasions, without the necessity of Landlord’s waiting until expiration of the Term. If Landlord elects to proceed under this Section 24.2(b), it may at any time elect to terminate this Lease pursuant to Section 24.2(a).

(c) Without notice, alter any and all locks and other security devices at the Premises without being obligated to deliver new keys to the Premises, unless Tenant has cured all Events of Default before Landlord has terminated this Lease under Section 24.2(a) or has entered into a lease to relet all or a portion of the Premises.

(d) If an Event of Default specified in Section 24.1(c) occurs, Landlord may remove and store any property that remains on the Premises, and, if Tenant does not claim such property within ten days after Landlord has delivered to Tenant notice of such storage, Landlord may appropriate, sell, destroy, or otherwise dispose of the property in question without notice to Tenant or any other person and without any obligation to account for such property.

24.3 Payment by Tenant. Upon any Event of Default, Tenant shall also pay to Landlord all costs and expenses incurred by Landlord, including court costs and reasonable attorneys’ fees, in (a) retaking or otherwise obtaining possession of the Premises, (b) removing and storing Tenant’s or any other occupant’s property, (c) repairing, restoring, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants, (d) reletting all or any part of the Premises, (e) paying or performing the underlying obligation which Tenant failed to pay or perform and (f) enforcing any of Landlord’s rights, remedies or recourses arising as a consequence of the Event of Default.

24.4 Reletting. Upon termination of this Lease or upon termination of Tenant’s right to possession of the Premises, Landlord shall use reasonable efforts to relet the Premises on such terms and conditions as Landlord in its sole discretion may determine (including a term different than the Term, rental concessions, and alterations to, and improvements of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting. Tenant shall not be entitled to the excess of any rent obtained by reletting over the Rent herein reserved.

24.5 Landlord’s Right to Pay or Perform. Upon an Event of Default, Landlord may, but without obligation to do so and without thereby waiving or curing such Event of Default, pay or perform the underlying obligation for the account of Tenant, and enter the Premises and expend the Security Deposit for such purpose.

24.6 No Waiver; No Implied Surrender. Provisions of this Lease may only be waived by the party entitled to the benefit of the provision evidencing the waiver in writing. Thus, neither the acceptance of Rent by Landlord following an Event of Default (whether known to Landlord or not), nor any other custom or practice followed in connection with this Lease, shall constitute a waiver by Landlord of such Event of Default or any other Event of Default. Further, the failure by Landlord to complain of any action or inaction by Tenant, or to assert that any action or inaction by Tenant constitutes (or would constitute, with the giving of notice and the passage of time) an Event of Default, regardless of how long such failure continues, shall not extinguish, waive or in any way diminish the rights, remedies and recourses of Landlord with respect to such action or inaction. No waiver by Landlord of any provision of this Lease or of any breach by Tenant of any obligation of Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision hereof. Landlord’s consent to any act by Tenant requiring Landlord’s consent shall not be deemed to render unnecessary the obtaining of Landlord’s consent to any subsequent act of Tenant. No act or omission by Landlord (other than Landlord’s execution of a document acknowledging such surrender) or Landlord’s agents, including the delivery of the keys to the Premises, shall constitute an acceptance of a surrender of the Premises.

25. DEFAULTS BY LANDLORD. Landlord shall not be in default under this Lease, and Tenant shall not be entitled to exercise any right, remedy or recourse against Landlord or otherwise as a consequence of any alleged default by Landlord under this Lease, unless Landlord fails to perform any of its obligations hereunder and said failure continues for a period of 30 days after Tenant gives Landlord and (provided that Tenant shall have been given the name and address of Landlord’s Mortgagee) Landlord’s Mortgagee written notice thereof specifying, with reasonable particularity, the nature of Landlord’s failure. If, however, the failure cannot reasonably be cured within the 30-day period, Landlord shall not be in default hereunder if Landlord or Landlord’s Mortgagee commences to cure the failure within the 30 days and thereafter pursues the curing of same diligently to completion. If Tenant recovers a money judgment against Landlord for Landlord’s default of its obligations hereunder or otherwise, the judgment shall be limited to Tenant’s actual direct, but not consequential, damages therefor and shall be satisfied only out of the interest of Landlord in the Complex as the same may then be encumbered, and Landlord shall not otherwise be liable for any deficiency. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Complex. The foregoing shall not limit any right that Tenant might have to obtain specific performance of Landlord’s obligations hereunder.

26. RIGHT OF REENTRY. Upon the expiration or termination of the Term for whatever cause, or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately, quietly and peaceably surrender to Landlord possession of the Premises in “broom clean” and good order, condition and repair, except only for ordinary wear and tear, damage by casualty not covered by Section 15.2 and repairs to be made by Landlord pursuant to Section 15.1. If Tenant fails to surrender possession as herein required, Landlord may, without giving Tenant prior notice to vacate the Premises or any other notice, initiate any and all legal action as Landlord may elect to dispossess Tenant and all of its property, and all persons or firms claiming by, through or under Tenant and all of their property, from the Premises, and may remove from the Premises and store (without any liability for loss, theft, damage or destruction thereto) any such property at Tenant’s cost. While Tenant remains in possession of the Premises after such expiration, termination or exercise by Landlord of its re-entry right, Tenant shall be deemed to be occupying the Premises as a tenant-at-sufferance, subject to all of the obligations of Tenant under this Lease, except that the daily Rent shall be twice the per day Rent in effect immediately before such expiration, termination or exercise by Landlord. No such holding over shall extend the Term. If Tenant fails to surrender possession of the Premises in the condition herein required, Landlord may, at Tenant’s expense, restore the Premises to such condition.

27. MISCELLANEOUS.

27.1 Independent Obligations; No Offset. The obligations of Tenant to pay Rent and to perform the other undertakings of Tenant hereunder constitute independent unconditional obligations to be performed at the times specified hereunder, regardless of any breach or default by Landlord hereunder. Tenant shall have no right, and Tenant hereby waives and relinquishes all rights which Tenant might otherwise have, to claim any nature of lien against the Complex or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord by Tenant.

27.2 Time of Essence. Time is of the essence with respect to each date or time specified in this Lease by which an event is to occur.

27.3 Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of Texas. All monetary and other obligations of Landlord and Tenant are performable in the county where the Complex is located.

27.4 Assignment by Landlord. Landlord shall have the right to assign, in whole or in part, any or all of its rights, titles or interests in and to the Complex or this Lease and, upon any such assignment, Landlord shall be relieved of all unaccrued liabilities and obligations hereunder to the extent of the interest so assigned.

27.5 Commencement Date and Estoppel Certificates. From time to time at the request of Landlord or Landlord’s Mortgagee, Tenant will promptly and without compensation or consideration execute, have acknowledged and deliver a certificate stating (a) the Commencement Date and the date of expiration of the Term, (b) the rights (if any) of Tenant to extend the Term or to expand the Premises, (c) the Rent (or any components of the Rent) currently payable hereunder, (d) whether this Lease has been amended in any respect and, if so, submitting copies of or otherwise identifying the amendments, (e) whether, within the knowledge of Tenant, there are any existing breaches or defaults by Landlord hereunder and, if so, stating the defaults with reasonable particularity and (f) such other information pertaining to this Lease as Landlord or Landlord’s Mortgagee may reasonably request.

27.6 Signs, Building Name and Building Address. Landlord may, from time to time at its discretion, maintain any and all signs anywhere in the Complex, and to change the name and street address of the Complex. Tenant shall not use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant from the Premises.

27.7 Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall either be mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, and addressed as set forth in this Section 27.7, or delivered in person to the intended addressee, or sent by prepaid telegram, cable or telex followed by a confirmatory letter. Notice mailed in the aforesaid manner shall become effective three business days after deposit; notice given in any other manner, and any notice given to Landlord, shall be effective only upon receipt by the intended addressee. Each party shall have the continuing right to change its address for notice hereunder by the giving of 15 days’ prior written notice to the other party in accordance with this Section 27.7. All payments should be made payable to CottonStar - Rambler Road L/B A/C and mailed to: CottonStar- Rambler Road L/B A/C Newark Post Office P O Box 35262 Newark, NJ 07193-5262

Landlord:	Tenant:
4849 Greenville Partners	Travel Technologies Group, L.P.
c/o Cottonwood Partners	7557 Rambler Rd., Suite 1300
7557 Rambler Rd., Suite 932	Dallas, TX 75231
Dallas, Texas 75231

cc:	Property Manager
Cottonwood Management Services
7557 Rambler Rd., Suite 250
Dallas, TX 75231

27.8 Entire Agreement, Amendment and Binding Effect. This Lease constitutes the entire agreement between Landlord and Tenant relating to the subject matter hereof and all prior agreements relative hereto which are not contained herein are terminated. This Lease may be amended only by a written document duly executed by Landlord and Tenant (and, if a Mortgage is then in effect, by the Landlord’s Mortgagee entitled to the benefits thereof), and any alleged amendment which is not so documented shall not be effective as to either party. The provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns; provided, however, that this Section 27.8 shall not negate, diminish or alter the restrictions on Transfers applicable to Tenant set forth elsewhere in this Lease.

27.9 Severability. This Lease is intended to be performed in accordance with and only to the extent permitted by all Legal Requirements. If any provision of this Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, but the extent of the invalidity or unenforceability does not destroy the basis of the bargain between the parties as contained herein, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

27.10 Number and Gender, Captions and References. As the context of this Lease may require, pronouns shall include natural persons and legal entities of every kind and character, the singular number shall include the plural and the neuter shall include the masculine and the feminine gender. Section headings in this Lease are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define any section hereof. Whenever the terms “hereof,” “hereby,” “herein”, “hereunder” or words of similar import are used in this Lease, they shall be construed as referring to this Lease in its entirety rather than to a particular section or provision, unless the context specifically indicates to the contrary. Any reference to a particular “Section” shall be construed as referring to the indicated section of this Lease.

27.11 Attorneys’ Fees. If either party hereto initiates any litigation against the other party relating to this Lease, the prevailing party shall be entitled to recover, in addition to all damages allowed by law and other relief, all court costs and reasonable attorneys’ fees incurred in connection with such litigation.

27.12 Brokers. Tenant and Landlord hereby warrant and represent unto the other that it has not incurred or authorized any brokerage commission, finder’s fees or similar payments in connection with this Lease, other than that which is due to The Darrow Group and Cottonwood Partners, which payment shall be paid by Landlord. Each party shall defend, indemnify and hold the other harmless from and against any claim for brokerage commission, finder’s fees or similar payment arising by virtue of authorization of such party, or any Affiliate of such party, in connection with this Lease.

27.13 Interest on Tenant’s Obligations. Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the maximum rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default in payment.

27.14 Authority. The person executing this Lease on behalf of Tenant personally warrants and represents to Landlord that (a) Tenant is a duly organized and existing legal entity, in good standing in the State of Texas; (b) Tenant has full right and authority to execute, deliver and perform this Lease; (c) the person executing this Lease on behalf of Tenant was authorized to do so; and (d) upon request of Landlord, such person will deliver to Landlord satisfactory evidence of his or her authority to execute this Lease on behalf of Tenant.

27.15 Recording. Neither this Lease (including any Exhibit hereto) nor any memorandum hereof shall be recorded without the prior written consent of Landlord.

27.16 Exhibits. All Exhibits and written addenda hereto are incorporated herein for any and all purposes.

27.17 Multiple Counterparts. This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one instrument.

27.18 Consents and Approvals. Any provision contained in this Lease requiring Landlord’s consent or approval shall be construed such that Landlord will not unreasonably withhold such consent or approval.

EXECUTED as of the date and year above first written.

TENANT ACKNOWLEDGES THAT LANDLORD HAS MADE NO WARRANTIES TO TENANT AS TO THE CONDITION OF THE PREMISES, EITHER EXPRESS OR IMPLIED, AND LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN), SET OFF, DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	VP of Admin.

LANDLORD:	4849 GREENVILLE PARTNERS

	BY:	WallGlen Partners I, Ltd.

		BY:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

EXHIBIT INDEX

Exhibit A:	Glossary

Exhibit B:	Description of Premises

Exhibit C:	Rules and Regulations

Exhibit D:	Work Letter

Exhibit E:	Property Legal Description

Exhibit F:	Right of First Refusal

Exhibit G:	Renewal Option

Exhibit H:	Corporate Guaranty

EXHIBIT A

GLOSSARY OF DEFINED TERMS

1. “Addendum” shall mean the Addendum, if any, attached to this Lease.

2. “Affiliate” shall mean a person or party who or which controls, is controlled by or is under common control with another person or party.

3. “Building” shall mean that certain 14 floor office building and garage structure constructed on the Land, the street address of which is 7557 Rambler, Dallas, Texas, and is more particularly described in the deed recorded in Volume 90252, Page 5110 of the Deed Records of Dallas County, Texas. The term “Building” shall include all fixtures and appurtenances in and to the aforesaid structure, including specifically but without limitation all above grade walkways and all electrical, mechanical, plumbing, security, elevator, boiler, HVAC, telephone, water, gas, storm sewer, sanitary sewer and all other utility systems and connections, all life support systems, sprinklers, smoke detection and other fire protection systems, and all equipment, machinery, shafts, flues, piping, wiring, ducts, duct work, panels, instrumentation and other appurtenances relating thereto.

4. “Building Operating Hours” shall mean 8:00 a.m. to 6:00 p.m. Monday through Friday and Saturday 8:00 a.m. to 1:00 p.m., exclusive of Sundays and Holidays.

5. “Building Rules and Regulations” shall mean the rules and regulations governing the Complex promulgated by Landlord from time to time. The current Building Rules and Regulations maintained by Landlord are attached as Exhibit C hereto.

6. “Building Standard”, when applied to an item, shall mean such item as has been designated by Landlord (orally or in writing) as generally applicable throughout the leased portions of the Building.

7. “Commencement Date” shall mean the date of the commencement of the Term as determined pursuant to Section 6.3.

8. “Common Areas” shall mean all areas and facilities within the Complex which have been constructed and are being maintained by Landlord for the common, general, non-exclusive use of all tenants in the Building, and shall include restrooms, lobbies, corridors, service areas, elevators, stairs and stairwells, the Parking Facility, driveways, loading areas, ramps, walkways and landscaped areas.

9. “Complex” shall mean the Land and all improvements thereon, including the Building and the Parking Facility.

10. “Expense Stop” shall mean that portion of the Operating Expenses, expressed in terms of dollars per square foot of Net Rentable Area per Fiscal Year, which will be excluded from the computation of Additional Rent. Unless changed by mutual agreement of the parties, the “Expense Stop” shall equal the actual operating expenses for calendar year ~~1997~~ 1998.

11. “Fiscal Year” shall mean the fiscal year (or portion thereof) of Landlord as elapses during the Term. The Fiscal Year currently commences on January 1; however, Landlord may change the Fiscal Year at any time or times.

12. “Force Majeure” shall mean the occurrence of any event which hinders, prevents or delays the performance by Landlord of any of its obligations hereunder and which is beyond the reasonable control of Landlord.

13. “Holidays” shall mean (a) New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, (b) other days on which national or state banks located in the state where the Complex is located must or may close for ordinary operations and (c) other days which are commonly observed as holidays by the majority of tenants of the Building. If the Holiday occurs on a Saturday or Sunday, the Friday preceding or the Monday following may, at Landlord’s discretion, be observed as a Holiday.

14. “HVAC” shall mean the heating, ventilation and air conditioning systems in the Building.

15. “Impositions” shall mean (a) all real estate, personal property, rental, water, sewer, transit, use, occupancy and other taxes, assessments, charges, excises and levies (including any interest, costs or penalties with respect thereto), general and special, ordinary and extraordinary, foreseen and unforeseen of any kind and nature whatsoever which are assessed, levied, charged or imposed upon or with respect to the Complex, or any portion thereof, or the sidewalks, streets or alley ways adjacent thereto, or the ownership, use, occupancy or enjoyment thereof (including but not limited to mortgage taxes and other taxes and assessments passed on to Landlord by Landlord’s Mortgagee) and (b) all charges for any easement, license, permit or agreement maintained for the benefit of the Complex. “Impositions” shall not include income taxes, estate and inheritance taxes, excess profit taxes, franchise taxes, taxes imposed on or measured by the income of Landlord from the operation of the Complex, and taxes imposed on account of the transfer of ownership of the Complex or the Land. If any or all of the Impositions be discontinued and, in substitution therefor, taxes, assessments, charges, excises or impositions be assessed, levied, charged or imposed wholly or partially on the Rents received or payable hereunder (a “Substitute Imposition”), then the Substitute Imposition shall be deemed to be included within the term “Impositions”.

~~16. “Index” shall mean the Consumer Price Index for all Urban Consumers (1982 1984-100) issued by the Bureau of Labor Statistics of the United States Department of Labor. If the Index shall hereafter be converted to a different standard reference base or otherwise revised, the determination of the Current Index shall be made with the use of such conversion factor, formula or table for converting the Index as may be published by the Bureau of Labor Statistics or; if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by any nationally recognized publisher of similar statistical information. If the Index shall cease to be published, then there shall be substituted for the Index such independently published index as Landlord may reasonably determine. “~~Base Index~~” shall mean the Index published for the month of             , 198  , being                     . “~~Current Index~~” shall mean the Index published for the last month in the Fiscal Year most recently ended during the Term, but shall not be less than the Base index~~

17. “Land” shall mean the real property on which the Building is constructed and which is further described in Exhibit E hereto.

18. “Landlord’s Mortgagee” shall mean the mortgagee of any mortgage, the beneficiary of any deed of trust, the pledgee of any pledge, the secured party of any security interest, the assignee of any assignment and the transferee of any other instrument of transfer (including the ground lessor of any ground lease on the Land) now or hereafter in existence on all or any portion of the Complex, and their successors, assigns and purchasers. “Mortgage” shall mean any such mortgage, deed of trust, pledge, security agreement, assignment or transfer instrument, including all renewals, extensions and rearrangements thereof and of all debts secured thereby.

19. “Landlord’s Work” shall mean all improvements, components, assemblies, installations, finish, labor, materials and services that Landlord is required to furnish, install, perform, provide or apply to the Premises as specified in the Work Letter.

20. “Premises” shall mean the area leased by Tenant pursuant to this Lease as outlined on the floor plan drawing attached as Exhibit B hereto and all other space added to the Premises pursuant to the terms of this Lease. The Premises includes the space between the top surface of the floor slab of the outlined area and the finished surface of the ceiling immediately above.

21. “Legal Requirements” shall mean any and all (a) judicial decisions, orders, injunctions, writs, statutes, rulings, rules, regulations, promulgations, directives, permits, certificates or ordinances of any governmental authority in any way applicable to Tenant or the Complex, including but not limited to the Building Rules and Regulations, zoning, environmental and utility conservation matters, (b) requirements imposed on Landlord by any Landlord’s Mortgagee, (c) insurance requirements and (d) other documents, instruments or agreements (written or oral) relating to the Complex or to which the Complex may be bound or encumbered.

22. “Net Rentable Area” whether of the Premises or the Complex shall mean the area determined pursuant to the American National Standard Method for measuring floor space in office buildings, as set forth in American National Standard’s Institute publication Z65.1-1980 and as, from time to time, revised. Landlord and Tenant hereby stipulate that, unless and until revised by virtue of the application of the standards set forth in said publication or in a revised publication, the Net Rentable Area of the Premises shall be 13.325 square feet and the Net Rentable Area of the Building shall be 307.130 square feet.

23. “Operating Expenses” shall mean all costs and expenses which Landlord pays or accrues by virtue of the ownership, use, management, leasing, maintenance, service, operation, insurance or condition of the Complex during a particular Fiscal Year or portion thereof as determined by Landlord or its certified public accountants in accordance with generally accepted accounting principles plus (in instances where the Building was not fully occupied for the entire period in question) all additional costs and expenses which Landlord or such accountant reasonably determines Landlord would have paid or accrued during such period if the Building has been fully occupied (defined as 95% occupied). “Operating Expenses” shall include, but shall not be limited to, the following to the extent they relate to the Complex:

(a) all Impositions and other governmental charges;

(b) all insurance premiums charged for policies obtained by Landlord, which may include without limitation, at Landlord’s election, (i) fire and extended coverage insurance including earthquake, windstorm, hail, explosion, riot, strike, civil commotion, aircraft, vehicle and smoke insurance, (ii) public liability and property damage insurance, (iii) elevator insurance, (iv) workmen’s compensation insurance for the employees covered by clause (h), (v) boiler, machinery, sprinkler, water damage, legal liability, burglary, hold-up, fidelity and pilferage insurance, (vi) rental loss insurance and (vii) such other insurance as Landlord may elect to obtain;

(c) all deductible amounts incurred in any Fiscal Year relating to an insurable loss;

(d) all maintenance, repair, replacement and painting costs;

(e) all janitorial, custodial, cleaning, washing, landscaping, landscape maintenance, trash removal and pest control costs;

(f) all security costs;

(g) all electrical, energy monitoring, water, water treatment, gas, sewer, telephone and other utility and utility related charges;

(h) all wages, salaries, salary burdens, employee benefits, payroll taxes, social security and insurance for all persons engaged by Landlord or an Affiliate of Landlord in connection with the operation and maintenance of the Building.

(i) all costs of leasing or purchasing supplies, tools, equipment and materials;

(j) all management fees and other charges for management services (including, without limitation, travel and related expenses), whether provided by an independent management company, by Landlord or by an Affiliate of Landlord;

(k) all fees and other charges paid under all maintenance and service agreements, including but not limited to window cleaning, elevator and HVAC maintenance;

(1) all legal, accounting and auditing fees and expenses; and

(m) amortization of the cost of acquiring, financing and installing capital items which are intended to reduce (or avoid increases in) operating expenses or which are required by a governmental authority. Such costs shall be amortized over the reasonable life of the items in accordance with generally accepted accounting principles, but not beyond the reasonable life the Building.

“Operating Expenses” shall not include (i) expenditures classified as capital expenditures for federal income tax purposes except as set forth in clause (m), (ii) costs for which Landlord is entitled to specific reimbursement by Tenant, by any other tenant of the Building or by any other third party, (iii) allowances specified in the Work Letter for expenses incurred by Landlord for improvements to the Premises, (iv) leasing commissions, and all non-cash expenses (including depreciation), except for the amortized costs specified in clause (m), (v) land or ground rent, if applicable, and (vi) debt service on any indebtedness secured by the Complex (except debt service on indebtedness to purchase or pay for items specified as permissible “Operating Expenses” under clause (a) through (m)), (viii) leasehold improvements made for other tenants, (ix) advertising and promotional expenditures, (x) any expense for which Landlord is compensated by insurance or other proceeds.

24. “Parking Facility” shall mean (a) any parking garage and any other parking lot or facility adjacent to or in the Complex servicing the Building and (b) any parking area, open or covered, leased by Landlord to service the Building.

25. “Rent” shall mean Base Rent, Additional Rent, the parking charge called for in Section 5.4 and all other amounts provided for under this Lease to be paid by Tenant, whether as additional rent or otherwise. “Base Rent” shall mean the base rent specified in Section 5.1 as adjusted in accordance with Section 5.2. “Base Rent Adjustment” shall mean the increase in the annual Base Rent as set forth in Section 5.2. “Additional Rent” shall mean the additional rent specified in Section 5.3.

26. “Security Deposit” shall mean ~~$ 22,599.50~~ -0- paid by Tenant as security for the full and faithful performance of the obligations of Tenant under this Lease.

27. “Taking” or “Taken” shall mean the actual or constructive condemnation, or the actual or constructive acquisition by or under threat of condemnation, eminent domain or similar proceeding, by or at the direction of any governmental authority or agency.

28. “Tenant’s Share” shall mean the proportion by which the Net Rentable Area of the Premises bears to the Net Rentable Area of the Building. “Tenant’s Share” shall be adjusted by Landlord from time to time to reflect adjustments to the then current Net Rentable Area of the Building or the Premises. “Tenant’s Share” shall initially mean 13,325 rentable square feet ÷ 307,130 rentable square feet x 100 = 4.339%.

29. “Transfer” shall mean (a) an assignment (direct or indirect, absolute or conditional, by operation of law or otherwise) by Tenant of all or any portion of Tenant’s interest in this Lease or the leasehold estate created hereby, (b) a sublease of all or any portion of the Premises or (c) the grant or conveyance by Tenant of any concession or license within the Premises. If Tenant is a corporation then any transfer of this Lease by merger, consolidation or dissolution, or by any change in ownership or power to vote a majority of the voting stock (being the shares of stock regularly entitled to vote for the election of directors) in Tenant outstanding at the time of execution of this Lease shall constitute a Transfer. If Tenant is a partnership having one or more corporations as general partners, the preceding sentence shall apply to each corporation as if the corporation alone had been the Tenant hereunder. If Tenant is a general or limited partnership, joint venture or other form of association, the transfer of a majority of the ownership interests therein shall constitute a Transfer. “Transferee” shall mean the assignee, sublessee, pledgee, concessionee, licensee or other transferee of all or any portion of Tenant’s interest in this Lease, the leasehold estate created hereby or the Premises. Notwithstanding the foregoing, an assignment of the Lease by Tenant to an entity controlled by or under common control with Tenant shall not constitute a Transfer hereunder but Tenant shall provide prior written notice to Landlord of such assignment.

30. “Work Letter” shall mean the agreement, if any, attached as Exhibit D hereto between Landlord and Tenant for the construction of improvements in the Premises.

EXHIBIT B

PREMISES

Suite 1300

(Approximately 13.325 Rentable Square Feet)

SUITE 1300
MARVIN SILCOTT
SUITE 1338
661.25 USF
763.07 RSF
RAY HILL
797.29 USF
RICHLAND CORP.
1646.85 USF
VACANT
CONTINENTAL MORTGAGE
2165.23 RSF
SUITE 1320
789.60 USF
DR. LEWIS & ASSOC.
SUITE 1323
1297.61 USF
1497.32 RSF

7557 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

2063
LLJ
05/08/97
AC

EXHIBIT C

RULES AND REGULATIONS

1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, finishings, or contents of the Building, and each tenant shall comply with such systems and procedures.

2. Tenant’s employees, visitors, and licensees shall not loiter in or interfere with the use of the Parking Facility or the Complex’s driveway or parking areas nor consume alcohol in the common areas of the Complex or the Parking Facility. The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord may control and prevent access to them by all persons whose presence, in the reasonable judgment of Landlord, would be prejudicial to the safety, character, reputation and interests of the Building and its tenants; in determining whether access will be denied, Landlord may consider attire worn by a person and its appropriateness for an office building, whether shoes are being worn, use of profanity, either verbally or on clothing, actions of a person (including, without limitation, spitting, verbal abusiveness, and the like), and such other matters as Landlord may reasonably consider appropriate.

3. No sign, placard, picture, name, advertisement, or notice visible from the exterior of any tenant’s premises shall be inscribed, painted, affixed, or otherwise displayed by any tenant on any part of the Building without the prior written consent of Landlord. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the tenant desiring such by a person approved by Landlord. Material visible from outside the Building will not be permitted. Landlord may remove such material without any liability, and may charge the expense incurred by such removal to the tenant in question.

4. No curtains, draperies, blinds, shutters, shades, screens, or other coverings, hangings, or decorations will be attached to, hung, or placed in, or used in connection with any window of the Building or the Premises.

5. The sashes, sash doors, skylights, windows, heating, ventilating, and air conditioning vents and doors that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by any tenant, nor will any bottles, parcels, or other articles be placed on any window sills.

6. No showcases or other articles will be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors, or vestibules without the prior written consent of Landlord.

7. No tenant will permit its Premises to be used for lodging or sleeping. No cooking will be done or permitted by any tenant on its premises, except in areas of the premises which are specially constructed for cooking, so long as such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

8. No tenant will employ any person or persons other than the cleaning service of Landlord for the purpose of cleaning the premises, unless otherwise agreed by Landlord in writing. If any tenant’s actions result in any increased expense for any required cleaning, Landlord may assess such tenant for such expenses. Janitorial service will not be furnished on nights to offices which are occupied after business hours on those nights unless, by prior written agreement of Landlord, service is extended to a later hour for specifically designated offices.

9. The toilets, urinals, wash bowls, and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other foreign substances will be thrown in them. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, have caused the damage.

10. No tenant will deface any part of the premises or the Building. Without the prior written consent of Landlord, no tenant will lay linoleum, or other similar floor covering, so that it comes in direct contact with the floor of such tenant’s premises. If linoleum or other similar floor covering is to be used, an interlining of builder’s deadening felt will be first affixed to the floor, by a paste or other material, soluble in water. The use of cement or other similar adhesive material is expressly prohibited.

11. No tenant will alter, change, replace, or rekey any lock or install a new lock or a knocker on any door of the premises. Landlord, its agent or employee, will retain a master key to all door locks on the premises. Any new door locks required by a tenant or any change in keying of existing locks will be installed or changed by Landlord following such tenant’s written request to Landlord and will be at such tenant’s expense. All new locks and rekeyed locks will remain operable by Landlord’s master key. Landlord will furnish to each tenant, free of charge, two (2) keys to each door lock on its premises. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the premises and Building which have been furnished to such tenant.

12. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move tenant’s equipment, material, furniture, or other property in or out of the Building must be acceptable to Landlord; such

C-1

persons must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior to the start of any moving operations. Insurance must be sufficient, in Landlord’s sole opinion, to cover all personal liability, theft, or damage to the Building, including without limitation floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. All moving operations will be conducted at such times and in such a manner as Landlord may direct, and all moving will take place during nonbusiness hours unless Landlord otherwise agrees in writing. The moving tenant shall be responsible for the provision of Building security during all moving operations, and shall be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord may prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Buildings. Heavy objects will, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to distribute the weight properly. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of the moving tenant. Landlord may inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the lease of which these rules and regulations are a part. Supplies, goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the premises will be delivered or removed through the entrance and route designated by Landlord.

13. No tenant will use or keep in the premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of them reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in normal operation of the premises. Without Landlord’s prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will keep any firearms within the Premises. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the premises, or permit of suffer the premises to be occupied or used in an manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other tenants or those having business in the Building.

14. Landlord may without notice and without liability to any tenant, change the name and street address of the Building.

15. Landlord will have the right to prohibit any advertising by tenant, mentioning the Building, which, in Landlord’s reasonable opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, tenant will discontinue such advertising.

16. Tenant will not bring any animals or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

17. All persons entering or leaving the Building at any time other than the Building’s business hours shall comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord may limit or restrict access to the Building during such periods.

18. Each tenant will store all its trash and garbage within its premise. No material will be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.

19. Canvassing, peddling, soliciting, and distribution of handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent same.

20. Each tenant shall keep the doors of the premises closed and locked and shall shut off all water faucets, water apparatus, and utilities before tenant or tenant’s employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard tenant shall be liable for all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

C-2

EXHIBIT D

WORK LETTER AGREEMENT

This Work Letter Agreement supplements and is hereby incorporated in that certain lease (hereinafter referred to as the “Lease”) dated and executed concurrently herewith by and between 4849 Greenville Partners. (hereinafter referred to as “Landlord”) and Travel Technologies Group L.P., (hereinafter referred to as “Tenant”) with the terms defined in the Lease to have the same definition where used herein.

(i) The Premises are leased to Tenant in their “AS IS” condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant’s occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the “Tenant Improvements.” It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

(ii) Tenant shall devote such time in consultation with Landlord or Landlord’s agent as may be required to provide all necessary information to Landlord or Landlord’s agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to approve layout, drawings, or plans within five (5) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter Agreement, but the same shall not affect or diminish Tenant’s duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant’s failure to furnish such information and approved drawings within such prescribed times. All of Tenant’s plans and specifications shall be subject to Landlord’s consent, the granting or denial of which shall be in Landlord’s sole discretion.

(iii) Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord’s architect. Landlord shall bear the cost of the initial space planning drawings, to include one revision, which shall be prepared by Landlord’s architect. Unless otherwise provided in Exhibit “D-2”, Tenant shall pay for additional space planning services beyond those specified above, for Landlord’s standard construction and engineering drawings covering Landlord’s Building Standard materials as defined in Exhibit “D-1”, and for any nonstandard construction and engineering drawings, or any additional costs for drawings occasioned by special installation other than Building Standard. Tenant may pay for such services out of the Allowance, if any, provided in Exhibit “D-2”. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant’s request or installed by Tenant with Landlord’s prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

(iv) Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein or in Exhibit “D-2” as being borne by Landlord), including but not limited to labor and materials, contractor’s fees (whether paid to independent contractors or charged by Landlord for acting as a general contractor), permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

(v) In the event Landlord’s estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in Exhibit “D-2” attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs as follows:

Tenant shall deliver to Landlord, with its approval of the Landlord’s estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

The statements of costs submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute additional rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

Exhibit “D” – Work Letter Agreement         Initialed:

(vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Paragraph 3(a) of the Lease. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

(vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant’s Improvements shall be of such quality as determined by the Landlord’s architect. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

It is hereby acknowledged by both Tenant and Landlord that this Exhibit “D” has been executed as of, and shall become part of the Lease ~~Amendment~~ Agreement dated, September ~~15~~ 30, 1997.

LANDLORD:	4849 GREENVILLE PARTNERS

	BY:	WallGlen Partners I, Ltd.

		BY:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman
			Date:	10-12-97

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	VP - Admin
	Date:	9/30/97

EXHIBIT “D-1”

1.	The Building Standard (herein so called) materials are the following:

A.	FLOORING:	Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.	WINDOW COVERING:	At Landlord’s option, miniblinds or drapes in Landlord’s uniform color.

C.	CEILING:	Acoustical tiles - Grid system.

D.	PARTITIONS:	Sheetrock partitions with tape, bed, texture and paint finish, and/or vinyl pre-clad sheetrock.

E.	DOORS:	Solid core door with metal frame and hardware.

F.	ELECTRICAL POWER OUTLETS:	Standard 110 volt duplex wall-mounted convenience outlets.

G.	LIGHT SWITCHES:	Single pole light switches.

H.	TELEPHONE FACILITIES:	Standard unwired telephone outlets (ring and string) mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I.	LIGHT FIXTURES:	Recessed fluorescent lighting fixtures.

Tenant shall have the ability to select and utilize nonbuilding standard materials with Landlord’s written approval. In no event shall the Allowance set forth in Exhibit D-2 change.

EXHIBIT “D-2”

(viii) Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds $ 7.00 per square foot of Rentable Area in the Premises (which for purposes hereof is agreed to be 13.325 square feet), being the total sum of $93,275.00 such amount being referred to as the “Allowance”), Tenant shall pay the Excess Costs as prescribed in Exhibit “D”. In the event the actual cost of the Tenant Improvements is less than the Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

EXHIBIT E

PROPERTY LEGAL DESCRIPTION

BEING a tract of land situated in Dallas County, Texas, in the Neal McCreary Survey, Abstract No. 996, and being all of Lot 5 of Shelby’s Suburban Heights as recorded in Volume 624, Page 6, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at an iron rod set for corner situated in the West line of Rambler Road (a 50 foot right-of-way), said iron rod being North, a distance of 370.85 feet from the North line of Glen Lakes Drive;

THENCE South 89 degrees 28 minutes 52 seconds West, departing said Rambler Road, a distance of 679.20 feet to an iron rod set for corner situated in the East line of Houston and Texas Central Railway (a 100 foot right-of-way);

THENCE North 00 degrees 05 minutes 12 seconds West, along said Railway, a distance of 383.64 feet to an iron rod set for corner;

THENCE North 89 degrees 28 minutes 50 seconds East, departing said Railway, a distance of 679.78 feet to an iron rod set for corner situated in the West line of Rambler Road;

THENCE South along said Rambler Road, a distance of 383.65 feet to the POINT OF BEGINNING and CONTAINING 260,674 square feet or 5.9843 acres of land, more or less.

E-1

EXHIBIT “F”

ONGOING FIRST RIGHT OF REFUSAL

Provided Tenant is not in default under the Lease and provided Travel Technologies Group. L.P. is in occupancy of the Premises ~~and has not assigned or sublet it;~~ then tenant, (but not any transferee) ~~(but not any assignee or subtenant of Tenant)~~ shall have the right, subject to the terms below, to Lease ~~the space outlined in Exhibit “F-1” attached hereto and labeled~~ any space on the 13th floor that is currently available or comes available for lease, subordinate to any existing renewal options or Rights of First Refusals that other tenants may have. See “First Right of Refusal Space” (herein so called) outlined on Exhibit F-1. ~~before it is leased to any third party.~~ In the event any third party expresses interest in leasing all or any portion of the First Right of Refusal Space during the Term of the Lease which Landlord is prepared to accept, (“Third Party Interest”), Landlord shall offer the First Right of Refusal Space to Tenant upon the same terms and conditions as provided in the Lease for the original Premises, except that (i) the rent for the First Right of Refusal Space shall be the prevailing market rate, for comparable office space located in the Building, (ii) Tenant shall accept the First Right of Refusal Space “As-Is”, unless otherwise agreed to by Landlord and Tenant. Tenant shall notify Landlord in writing of the acceptance of such offer within ~~three (3)~~ five (5) business days after Landlord has delivered such offer to Tenant, specifying that such First Right of Refusal Space has been accepted by Tenant and is a part of the Premises demised pursuant to the Lease for the remainder of the Lease Term and any renewal thereof, if applicable, and containing other appropriate terms and conditions relating to the addition of the First Right of Refusal Space to this Lease (including specifically any increase or adjustment of the rent as a result of such addition). In the event that Tenant does not notify Landlord in writing of its acceptance of such offer within such ~~three (3)~~ five (5) business day period, then Tenant’s rights under this paragraph with respect to the First Right of Refusal Space shall terminate and Landlord shall thereafter be able to lease the First Right of Refusal Space or any portion thereof to any third party. Any termination of the Lease shall terminate all rights of Tenant with respect to the First Right of Refusal Space. The rights of Tenant with respect to the First Right of Refusal Space shall not be severable from the Lease, nor may such rights be assigned or conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee. Nothing herein contained should be construed so as to limit or abridge Landlord’s ability to deal with the First Right of Refusal Space or to lease the First Right of Refusal Space to other tenants, Landlord’s sole obligation being to offer, and if such offer is accepted, to deliver the First Right of Refusal Space to Tenant in accordance with this provision.

The Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the First Right of Refusal Space to Tenant, but abatement of the Base Rental attributable to the First Right of Refusal Space from the date of Tenant’s acceptance of Landlord’s offer with respect to the First Right of Refusal offer to the date of actual delivery of the First Right of Refusal Space shall constitute full settlement of all claims that Tenant might have against Landlord by reason of the First Right of Refusal Space not being delivered upon the date of Tenant’s acceptance of Landlord’s offer.

F-1

EXHIBIT “F-1”

RIGHT OF FIRST REFUSAL SPACE

RAY HILL
SUITE 1340
797.29 USF
919.99 RSF
MARVIN SILCOTT
SUITE 1330
661.25 USF
765.07 RSF
RICHLAND CORP.
SUITE 1325
1646.85 USF
DR. LEWIS & ASSOC.
1297.61 USF
1497.32 RSF
CONTINENTAL MORTGAGE
2163.23 RSF
PARAGON
759.68 USF
858.15 RSF
SUITE 1300
10790.48 USF

7557 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

2063
LLJ
05/08/9?
AC

EXHIBIT “G”

RENEWAL OPTION

Provided that no event has ever occurred under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an event of default pursuant to this Lease and provided that Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, Tenant (but not any assignee or subtenant) shall have the right and option (the “Renewal Option”) to renew this Lease, by written notice delivered to Landlord no later than six (6) months prior to the expiration of the initial Lease Term, for a period of sixty (60) months (Renewal Term), at the then prevailing market rates for space within ~~the Building~~ comparable Class A Buildings within the Central Expressway submarket in Dallas. Texas, with comparable views, square footage, leasehold improvements and concessions, if any, and under the same terms, conditions, and covenants contained in the Lease, except that (a) no abatements or other concessions, if any, applicable to the initial Lease Term shall apply to the Renewal Term; and (b) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term; ~~and (c) all leasehold improvements within the Premises shall be provided in their then existing condition (on an “as is basis) at the time the Renewal Term commences.~~ Failure by Tenant to notify Landlord in writing of Tenant’s election to exercise the Renewal Option herein granted within the time limits set forth for such exercise shall constitute a waiver of such Renewal Option. In the event Tenant elects to exercise the Renewal Option as set forth above, Landlord shall, within twenty (20) days thereafter, notify Tenant in writing of the proposed rental for the Renewal Term (the “Proposed Renewal Rental”). Tenant shall within twenty (20) days following delivery of the Proposed Renewal Rental by Landlord notify Landlord in writing of the acceptance or rejection of the Proposed Renewal Rental. If Tenant accepts Landlord’s proposal, then the Proposed Renewal Rental shall be the rental rate in effect during the Renewal Term. Failure of Tenant to respond in writing during the aforementioned twenty (20) day period shall be deemed an acceptance by Tenant of the Proposed Renewal Rental. Should Tenant reject Landlord’s Proposed Renewal Rental during such twenty (20) day period, then Landlord and Tenant shall negotiate during the thirty (30) day period commencing upon Tenant’s rejection of Landlord’s Proposed Renewal Rental to determine the rental for the Renewal Term. In the event Landlord and Tenant are unable to agree to a rental for the Renewal Term during said thirty (30) day period, then the Renewal Option shall terminate and be null and void and the Lease shall, pursuant to its terms and provisions, terminate at the end of the original Lease Term.

Upon exercise of the Renewal Option by Tenant and subject to the conditions set forth hereinabove, the Lease shall be extended for the period of such Renewal Term without the necessity of the execution of any further instrument or document, although if requested by either party, Landlord and Tenant shall enter into a written agreement modifying and supplementing the Lease in accordance with the provisions hereof. Any termination of the Lease during the initial lease Term shall terminate all renewal rights hereunder. The renewal rights of Tenant hereunder shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment of such rights to any assignee.

G-1

EXHIBIT “H”

GUARANTY OF LEASE

The following provisions form a part of and constitute the basis for this Guaranty of Lease (herein referred to as the “Guaranty”):

WHEREAS, a certain Lease Amendment dated September 15, 1997 (herein referred to as the “Lease”) has been executed by and between 4849 Greenville Partners, as Landlord (herein referred to as “Landlord”, and Travel Technologies Group L.P., as Tenant (herein referred to as “Tenant”), covering certain Premises located in 7557 Rambler Road, Suite 1300, Dallas 75231, County of Dallas, State of Texas, as more particularly described in the Lease;

WHEREAS, as a condition to Landlord’s entering into the Lease, Landlord requires the undersigned to guarantee the full performance of all of the obligations of Tenant accruing under the Lease;

WHEREAS, the undersigned desires to induce Landlord to enter into the Lease with Tenant;

NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that:

(i) The undersigned unconditionally, absolutely and to the same extent as if the undersigned had signed the Lease as tenant, assumes all liabilities, obligations and duties of Tenant accruing under the Lease, and guarantees to Landlord and Landlord’s successors and assigns the full, prompt and complete performance of each and all of the terms, covenants, conditions and provisions of the Lease to be kept and performed by Tenant or Tenant’s successors or assigns, including the payment of all rental and other charges to accrue thereunder and all damages that may arise as a consequence of the nonperformance thereof.

(ii) The liability of the undersigned under this Guaranty shall be unconditional and primary, and in relation to any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option, proceed from time to time solely against the undersigned or jointly against the undersigned and any other person or entity without regard to Tenant’s ability to perform and without first commencing any action, exhausting any remedy, obtaining any judgment or proceeding in any way against Tenant or any other person or entity; and suit may be brought and maintained against the undersigned by Landlord to enforce any liability, duty or obligation guaranteed hereby without joinder of Tenant or any other person or entity.

(iii) This Guaranty shall continue during the entire term of the Lease and any renewals or extensions thereof and thereafter until Tenant and Tenant’s successors or assigns have fully discharged all of their obligations under the Lease.

(iv) Until all the covenants and conditions in the Lease to be performed and observed by Tenant or Tenant’s successors or assigns are fully performed and observed, the undersigned: (a) shall have no right of subrogation or any other right to enforce any remedy against Tenant or Tenant’s successors or assigns by reason of any payment or performance thereunder by the undersigned, and (b) subordinates any liability or indebtedness of Tenant or Tenant’s successors or assigns now or hereafter held by the undersigned to all obligations of Tenant or Tenant’s successors or assigns to Landlord under the Lease.

(v) The undersigned agrees that the undersigned’s obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced or affected by any limitation of liability or recourse under the Lease or by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty in connection with the Lease; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing or purported or believed to exist in connection with the Lease; (c) the death, insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Tenant, the undersigned, or any party at any time liable for payment or performance pursuant to the Lease, whether now existing or hereafter occurring; (d) any assignment or subletting by Tenant or Tenant’s successors or assigns whether or not permitted pursuant to the terms of the Lease or otherwise approved by Landlord; (e) amendment of the Lease or any renewal, extension, modification or rearrangement of the terms of payment or performance pursuant to the Lease either with or without notice to or consent of the undersigned, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Landlord to Tenant, the undersigned or any other party at any time liable for payment or performance pursuant to the Lease; (f) any neglect, delay, omission, failure, or refusal of Landlord to take or prosecute any action for the collection or enforcement of the Lease or to foreclose or take or prosecute any action in connection with the Lease; (g) any failure of Landlord to notify the undersigned of any renewal, extension, rearrangement, modification, assignment of the Lease or subletting of the Premises or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Landlord against Tenant or of any new agreement between Landlord and Tenant, it being understood that Landlord shall not be required to give the undersigned any notice of any kind under any circumstances with respect to or in connection with the Lease; (h) the unenforceability of all or any part of the Lease against Tenant, it being agreed that the undersigned shall remain liable hereon regardless of whether Tenant or any other person be found not liable on the Lease, or any part thereof, for any reason; or (i) any payment by Tenant to Landlord being held to constitute a preference under the bankruptcy laws or for any other reason Landlord being required to refund such payment or pay the amount thereof to someone else.

(vi) In the event suit or action is brought upon or in connection with the enforcement of this Guaranty, the undersigned shall pay reasonable attorneys’ fees and all other expenses and court costs incurred by Landlord in connection therewith.

(vii) This Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned and shall inure to the benefit of the heirs, legal representatives, successors and assigns of Landlord.

(viii) The undersigned represents that the undersigned is the owner of a direct or indirect interest in Tenant and that the undersigned will receive a direct or indirect benefit from the Lease.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the 30th day of, September 1997.

GUARANTOR: WORLDTRAVEL PARTNERS, L. P.

By:	/s/ Timothy J. Severt

Name (print)	Timothy J. Severt
Title:	VP. Admin.
Date:	9/30/97
Tax ID Number:	58-1758379

FIRST AMENDMENT TO LEASE AGREEMENT

The First Amendment (the “Amendment”) is entered into as of June 15, 1998 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 (the “Original Lease”) covering space in the (building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 13,325 rentable square feet (RSF) of space in Suite 1300 in the Building under the Lease. Tenant desires to increase the rentable square footage of the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective August 1, 1998, the Premises shall be expanded from 13,325 rentable square feet by 2,869 RSF for a new total of 16,194 rentable square feet as outlined on Exhibit A attached hereto.

2. Lease Term. Landlord and Tenant agree that the term of the expansion space shall be coterminous with the Original Lease expiring December 31, 2002.

3. Base Rental. Landlord and Tenant agree that effective August 1, 1998, the Base Rent shall be as follows:

Period	Monthly Amount
August 1, 1998 - December 31, 1998	$22,980.02 / month
January 1, 1999 - December 31, 1999	$24,329.52 / month
January 1, 2000 - December 31, 2000	$25,858.33 / month
January 1, 2001 - December 31, 2001	$27,207.84 / month
January 1, 2002 - December 31, 2002	$28,557.33 / month

4. Pro Rata Share. Effective August 1, 1998, Tenant’s Pro Rata Share shall be increased from 4.339% to 5.273%.

5. Landlord’s Work. Landlord agrees to construct the requested leasehold improvements not to exceed $12,795.74 ($4.46 / RSF on the 2,869 RSF). The improvements will be constructed in accordance with the terms and procedures set forth in Exhibit D of the Lease Agreement dated September 15,1997.

6. Parking. Effective August 1, 1998, the Tenant shall be entitled to utilize an additional eight (8) nonreserved parking spaces at no charge, an additional four (4) nonreserved spaces on the top level of the garage at no charge and shall have the option of leasing one (1) additional reserved parking space for a monthly fee of $75.00. Notwithstanding the foregoing, the Landlord agrees to waive the requirement for the above code parking to be limited to the top level of the garage until such time as Landlord, in its sole discretion, deems it necessary for Tenant to comply with this provision of the Lease.

7. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

1

8. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy Severt
	Name:	Timothy Severt
	Title:	Sr. VP Administration

2

EXHIBIT A

LEASED PREMISES

Approximately 16,194 RSF

MARVIN SALCOTT
CONTINENTAL MORTGAGE
DR. LEWIS & ASSOC.
SUITE 1323
1297.61 USF
1497.32 RSF

7557 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

2063
LLJ
05/08/95
AC
13

3

SECOND AMENDMENT TO LEASE AGREEMENT

The Second Amendment (the “Amendment”) is entered into as of October 1, 1998 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 16,194 rentable square feet (RSF) of space in Suite 1300 in the Building under the Lease. Tenant desires to increase the rentable square footage of the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective February 1, 1999, the Premises shall be expanded from 16,194 rentable square feet by 763 RSF for a new total of 16,957 rentable square feet as outlined on Exhibit A attached hereto.

2. Lease Term. Landlord and Tenant agree that the term of the expansion space shall be coterminous with the Original Lease expiring December 31, 2002.

3. Base Rental. Landlord and Tenant agree that effective February 1, 1999, the Base Rent shall be as follows:

Period	Monthly Amount
February 1, 1999 - December 31, 1999	$25,569.40 / month
January 1, 2000 - December 31, 2000	$27,098.21 / month
January 1, 2001 - December 31, 2001	$28,447.72 / month
January 1, 2002 - December 31, 2002	$29,797.21 / month

4. Pro Rata Share. Effective February 1, 1999, Tenant’s Pro Rata Share shall be increased from 5.273% to 5.5211%.

5. Landlord’s Work. Landlord agrees to construct the requested leasehold improvements not to exceed $3,815.00 ($5.00 / RSF on the 763 RSF). The improvements will be constructed in accordance with the terms and procedures set forth in Exhibit D of the Lease Agreement dated September 15, 1997.

6. Parking. Effective February 1, 1999, the Tenant shall be entitled to utilize an additional three (3) nonreserved parking spaces at no charge.

7. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

8. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

1

Executed as of the date first written above.

LANDLORD: 4849 GREENVILLE PARTNERS

By:	WallGlen Partners I, Ltd.

	By:	WallGlen Properties I, Inc.

		By:	/s/ Robert J. Axley
		Name:	Robert J. Axley
		Title:	Chairman

TENANT: TRAVEL TECHNOLOGIES GROUP, L.P.

By:	/s/ Timothy J. Severt
Name:	Timothy J. Severt
Title:	Secretary

2

Executed as of the date first written above.

LANDLORD: 4849 GREENVILLE PARTNERS

By:	WallGlen Partners I, Ltd.

	By:	WallGlen Properties I, Inc.

		By:	/s/ Robert J. Axley
		Name:	Robert J. Axley
		Title:	Chairman

TENANT: TRAVEL TECHNOLOGIES GROUP, L.P.

By:	/s/ Timothy J. Severt
Name:	Timothy J. Severt
Title:	Secretary

2

EXHIBIT A

LEASED PREMISES

Approximately 16,957 RSF

RAY HILL
SUITE 1340
MARVIN SILCOTT
DR. LEWIS & ASSOC.
SUITE 1323
1297.61 USF
1497.32 RSF

7557 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

2063
LLJ
03/08/95
AC
13

THIRD AMENDMENT TO LEASE AGREEMENT

The Third Amendment (the “Amendment”) is entered into as of June 15, 1999 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998 and October 1, 1998 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 16,957 rentable square feet (RSF) of space in Suite 1300 in the Building under the Lease. Tenant desires to increase the rentable square footage of the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective upon the Commencement Date as defined in Paragraph 2 below, the Premises shall be expanded from 16,957 rentable square feet by 3,161 RSF (“Expansion Space”) for a new total of 20,118 rentable square feet as outlined on Exhibit A attached hereto.

2. Lease Term. Landlord and Tenant agree that the term of the expansion space shall be coterminous with the Original Lease expiring December 31, 2002. The Commencement Date for the Expansion Space shall be fifteen (15) days following the date that the existing tenant vacates the Expansion Space.

3. Base Rental. Landlord and Tenant agree that effective upon the Commencement Date, the Base Rent shall be as follows:

Period	Primary Space (16,957 RSF)		Expansion Space (3.161 RSF)		New Monthly Amount
Coram. Date - December 31, 1999	$25,569.40	+	$4,881.11	=	$30,450.51/mo
January 1, 2000 - July 31, 2000	$27,098.21	+	$4,881.11	=	$31,979.32/mo
August 1, 2000 - December 31, 2000	$27,098.21	+	$5,012.82	=	$32,111.03/mo
January 1, 2001 - July 31, 2001	$28,447.72	+	$5,012.82	=	$33,460.54/mo
August 1, 2001 - December 31, 2001	$28,447.72	+	$5,400.04	=	$33,847.76/mo
January 1, 2002 - December 31, 2002	$29,797.21	+	$5,663.46	=	$35,460.67/mo

4. Pro Rata Share. Effective upon the Commencement Date, Tenant’s Pro Rata Share shall be increased from 5.5211% to 6.5503%.

5. Landlord’s Work. See Exhibit B attached hereto.

6. Parking. Landlord and Tenant agree that effective upon the Commencement Date, the Tenant shall be entitled to utilize an additional twelve (12) nonreserved parking spaces at no charge.

7. Expense Stop. Landlord and Tenant agree that effective upon the Commencement Date, Tenant’s expense stop for the Expansion Space only shall change to reflect the actual Operating Expenses for calendar year 1999.

1

8. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

9. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	Sr. VP Administration

2

EXHIBIT A

LEASED PREMISES

Approximately 20,118 RSF

SUITE 1323
1297.61 USF
1497.32 RSF

7557 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

2063
LLJ
05/08/95
AC
13

3

EXHIBIT B

WORK LETTER AGREEMENT

This Work Letter Agreement supplements and is hereby incorporated in that certain Third Amendment (hereinafter referred to as the “Amendment”) dated and executed concurrently herewith by and between 4849 GREENVILLE PARTNERS, (hereinafter referred to as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P (hereinafter referred to as “Tenant”) with the terms defined in the Lease to have the same definition where used herein.

(i) The Premises are leased to Tenant in their “AS IS” condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant’s occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the “Tenant Improvements.” It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

(ii) Tenant shall devote such time in consultation with Landlord or Landlord’s agent as may be required to provide all necessary information to Landlord or Landlord’s agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to approve layout, drawings, or plans within five (5) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter Agreement, but the same shall not affect or diminish Tenant’s duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant’s failure to furnish such information and approved drawings within such prescribed times. All of Tenant’s plans and specifications shall be subject to Landlord’s consent, the granting or denial of which shall be in Landlord’s sole discretion.

(iii) Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord’s architect. Landlord shall bear the cost of the initial space planning drawings, to include one revision, pricing plans with one revision and one draft of the construction documents which shall be prepared by Landlord’s architect. Unless otherwise provided in Exhibit “B-2”, Tenant shall pay for additional space planning services beyond those specified above, and for any nonstandard construction and engineering drawings, or any additional costs for drawings occasioned by special installation other than Building Standard. Tenant may pay for such additional services out of the Allowance, if any, provided in Exhibit “B-2”. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant’s request or installed by Tenant with Landlord’s prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

(iv) Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein or in Exhibit “B-2” as being borne by Landlord), including but not limited to labor and materials, contractor’s fees (whether paid to independent contractors or charged by Landlord for acting as a general contractor), permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

(v) In the event Landlord’s estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in Exhibit “B-2” attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs as follows:

(a) Tenant shall deliver to Landlord, with its approval of the Landlord’s estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

(b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

(c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

The statements of costs submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute additional rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

(vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of

4

the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Section 6.3 of the Lease. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

(vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant’s Improvements shall be of such quality as determined by the Landlord’s architect. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

It is hereby acknowledged by both Tenant and Landlord that this Exhibit “B” has been executed as of, and shall become part of the Third Amendment dated, June 15, 1999.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	SVP-Administration

5

EXHIBIT B-1

1.	The Building Standard (herein so called) materials are the following:

A.	FLOORING:	Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.	WINDOW COVERING:	At Landlord’s option, miniblinds or drapes in Landlord’s uniform color.

C.	CEILING:	Acoustical tiles - Grid system.

D.	PARTITIONS:	Sheetrock partitions with tape, bed, texture and paint finish, and/or vinyl pre-clad sheetrock.

E.	DOORS:	Solid core door with metal frame and hardware.

F.	ELECTRICAL POWER OUTLETS:	Standard 110 volt duplex wall-mounted convenience outlets.

G.	LIGHT SWITCHES:	Single pole light switches.

H.	TELEPHONE FACILITIES:	Standard unwired telephone outlets (ring and string) mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I.	LIGHT FIXTURES:	Recessed fluorescent lighting fixtures.

6

EXHIBIT B-2

(viii) Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds $2.20 per square foot of Rentable Area in the Premises (which for purposes hereof is agreed to be 3,161 square feet), being the total sum of $6,954.20 such amount being referred to as the “Allowance”), Tenant shall pay the Excess Costs as prescribed in Exhibit “B”. In the event the actual cost of the Tenant Improvements is less than the Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

Notwithstanding anything herein to the contrary at Tenant’s request, Landlord shall provide up to an additional six dollars ($6.00) per rentable square foot to Tenant for the payment of Excess Costs, which amount shall be amortized at 11% per annum over the term of the Lease and repaid to Landlord as Base Rent. In the event Tenant elects to utilize all or any portion of such additional six dollars ($6.00), Tenant shall notify Landlord in writing prior to the commencement of construction setting forth the amount of Excess Costs which Tenant would like to amortize, not to exceed six dollars ($6.00).

7

FOURTH AMENDMENT TO LEASE AGREEMENT

The Fourth Amendment (the “Amendment”) is entered into as of April 15, 2000 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998 and June 15, 1999 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 20,118 rentable square feet (RSF) of space in Suite 1300 in the Building under the Lease. Tenant desires to increase the rentable square footage of the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective June 1, 2000, the Premises shall be expanded from 20,118 rentable square feet by 6,089 rentable square feet on the ground floor (see Exhibit A-1 attached hereto) and effective July 1, 2000, the Premises shall be expanded an additional 2,385 rentable square feet on the thirteenth (13th) floor (see Exhibit A-2 attached hereto).

Effective July 1, 2000, the Premises will consist of a total of 28,592 rentable square feet.

2. Lease Term. Landlord and Tenant agree that the term Lease shall be extended for thirty six (36) months changing the lease expiration date from December 31, 2002 to December 31, 2005.

3. Base Rental. Landlord and Tenant agree that effective June 1, 2000, the Base Rent shall be as follows:

June 1, 2000 – June 30, 2000	$43,700.17 / month
July 1, 2000 – July 31, 2000	$47,677.16 / month
August 1, 2000 – December 31, 2000	$47,820.12 / month
January 1, 2001 – July 31, 2001	$49,345.03 / month
August 1, 2001 – December 31, 2003	$49,773.91 / month
January 1, 2004 – December 31, 2004	$51,560.91 / month
January 1, 2005 – December 31, 2005	$52,347.19 / month

4. Expense Stop. Landlord and Tenant agree that effective May 1, 2000, Tenant’s Expense Stop shall change to reflect the actual Operating Expenses for calendar year 2000.

5. Landlord’s Work. See Exhibit B attached hereto.

6. Relocation Costs. Landlord-agrees to fund the cost of relocating the tenant currently occupying Suite 1323 including the cost of constructing new leasehold improvements, physically moving reinstalling furniture, phones and computers, and reprinting a reasonable amount of stationery, not to exceed $21,000.00. In the event the relocation costs are less than $21,000.00, Tenant shall have access to the unused balance for additional Leasehold Improvements until June 30, 2002.

1

In the event the relocation costs exceed $21,000.00, Tenant shall be responsible for such additional costs not to exceed $10,500.00. This additional cost shall be repaid by Tenant to Landlord in the form of Additional Rent amortized over the Term at 11% per annum.

7. Parking. Landlord agrees to provide Tenant with free parking on a first come, first served basis at a ratio of 1:275 rentable square feet leased. Tenant shall not have access to any reserved parking.

8. Pro Rata Share. Landlord and Tenant agree that effective June 1, 2000, Tenant’s Pro Rata Share shall be increased from 6.5503% to 8.5329%. Effective July 1, 2000, Tenant’s Pro Rata Share shall be increased from 8.5329% to 9.3094%.

9. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

10. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	Executive Vice President of Administration

2

EXHIBIT A-l

LEASED PREMISES

6,089 rentable square feet

Ground Floor

SUITE 170
SUITE 190
SUITE 148
SUITE
SUITE 145
SUITE 174
SUITE 112

7557 RAMBLER ROAD
DALLAS, TEXAS

1ST FLOOR

2063
LLJ
05/09/95
AC

01

3

EXHIBIT A-2

LEASED PREMISES

2,385 rentable square feet

Thirteenth (13th) Floor

PARAGON GROUP
SUITE 1300
10730.48 USF
RAY HILL
SUITE 1340
797.29 USF
919.99 RSF
MARVIN SILOOTI
SUITE 1338
661.25 USF
763.02 RSF
RICHLAND CORP.
SUITE 1325
VACANT
CONTINENTAL MORTGAGE
763.23 RSF
PARAGON
759.63 USF
DR. LEWIS & ASSOC.
SUITE 1323
1297.81 USF
1497.32 RSF

7537 RAMBLER ROAD
DALLAS, TEXAS

13TH FLOOR
SQUARE FOOTAGE PLAN

| | |
|---|---|
| | 2063 |
| | LLJ |
| | 05/08/95 |
| | AC |
| | 13 |

4

EXHIBIT B

WORK LETTER AGREEMENT

This Work Letter Agreement supplements and is hereby incorporated in that certain Four Amendment (hereinafter referred to as the “Amendment”) dated and executed concurrently herewith by and between 4849 GREENVILLE PARTNERS, (hereinafter referred to as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P., (hereinafter referred to as “Tenant”) with the terms defined in the Lease to have the same definition where used herein.

(i) The Premises are leased to Tenant in their “AS IS” condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant’s occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the “Tenant Improvements.” It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

(ii) Tenant shall devote such time in consultation with Landlord or Landlord’s agent as may be required to provide all necessary information to Landlord or Landlord’s agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to approve layout, drawings, or plans within five (5) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter Agreement, but the same shall not affect or diminish Tenant’s duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant’s failure to furnish such information and approved drawings within such prescribed times. All of Tenant’s plans and specifications shall be subject to Landlord’s consent, the granting or denial of which shall be in Landlord’s sole discretion.

(iii) Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord’s architect. Landlord shall bear the cost of the initial space planning drawings, to include one revision, pricing plans with one revision and one draft of the construction documents which shall be prepared by Landlord’s architect not to exceed $7,878.00. Tenant shall have the option of hiring their own architect in which case Landlord will reimburse Tenant for the actual cost incurred for this service not to exceed $7,878.00. Reimbursement will be made to Tenant within thirty (30) days following Landlord’s receipt of a set of scaled pricing plans detailing the demolition, finishes, electrical layout and reflective ceiling plan along with a copy of the paid invoice for such services. Unless otherwise provided in Exhibit “B-2”, Tenant shall pay for additional space planning services beyond those specified above, and for any nonstandard construction and engineering drawings, or any additional costs for drawings occasioned by special installation other than Building Standard. Tenant may pay for such additional services out of the Allowance, if any, provided in Exhibit “B-2”. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant’s request or installed by Tenant with Landlord’s prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

(iv) Landlord agrees to have three (3) mutually acceptable tenant finish contractors bid the Tenant Improvements. Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written summary of three (3) bids ~~written estimate setting forth the anticipated cost of the Tenants Improvements~~ (excluding any costs which may be specified herein or in Exhibit “B-2” as being borne by Landlord), including but not limited to labor and materials, contractor’s fees (whether paid to independent contractors or charged by Landlord for acting as a general contractor), permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

(v) In the event Landlord’s estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in Exhibit “B-2” attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs as follows:

(a) Tenant shall deliver to Landlord, with its approval of the Landlord’s estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

(b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

(c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

5

The statements of costs submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute additional rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

(vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Section 6.3 of the Lease. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

(vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant’s Improvements shall be of such quality as determined by the Landlord’s architect. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

It is hereby acknowledged by both Tenant and Landlord that this Exhibit “B” has been executed as of, and shall become part of the Fourth Amendment dated, April 15, 2000.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	Executive Vice President of Administration

6

EXHIBIT B-1

1.	The Building Standard (herein so called) materials are the following:

A.	FLOORING:	Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.	WINDOW COVERING:	At Landlord’s option, miniblinds or drapes in Landlord’s uniform color.

C.	CEILING:	Acoustical tiles - Grid system.

D.	PARTITIONS:	Sheetrock partitions with tape, bed, texture and paint finish, and/or vinyl pre-clad sheetrock.

E.	DOORS:	Solid core door with metal frame and hardware.

F.	ELECTRICAL POWER OUTLETS:	Standard 110 volt duplex wall-mounted convenience outlets.

G.	LIGHT SWITCHES:	Single pole light switches.

H.	TELEPHONE FACILITIES:	Standard unwired telephone outlets (ring and string) mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I.	LIGHT FIXTURES:	Recessed fluorescent lighting fixtures.

7

EXHIBIT B-2

(viii) Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds $4.27 per square foot of Rentable Area in the Premises (which for purposes hereof is agreed to be 28,592 square feet), being the total sum of $122,087.84 such amount being referred to as the “Allowance”), Tenant shall pay the Excess Costs as prescribed in Exhibit “B”. In the event the actual cost of the Tenant Improvements is less than the Allowance. Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

8

FIFTH AMENDMENT TO LEASE AGREEMENT

The Fourth Amendment (the “Amendment”) is entered into as of May 31, 2000 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999 and April 15, 2000 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant has leased 28,592 rentable square feet (RSF) of space in Suites 112 and 1300 in the Building under the Lease. Tenant desires to amend the Lease, and Landlord has agreed to such amendment on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Guaranty. Landlord and Tenant agree that effective immediately, the Guaranty of Lease, shown as Exhibit H of the Lease Agreement dated September 15, 1997, shall be declared null and void and replaced with the Guaranty of Lease attached as Exhibit A hereto shall be in full force and effect.

2. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

3. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	Executive Vice President of Administration

1

EXHIBIT A

GUARANTY OF LEASE

The following provisions form a part of and constitute the basis for this Guaranty of Lease (herein referred to as the “Guaranty”):

WHEREAS, a certain Fifth Amendment to Lease Agreement dated May 31, 2000 (herein referred to as the “Lease”) has been executed by and between 4849 GREENVILLE PARTNERS, as Landlord (herein referred to as “Landlord”, and TRAVEL TECHNOLOGIES GROUP L.P., as Tenant (herein referred to as “Tenant”), covering certain Premises located in 7557 Rambler Road, Suites 112 and 1300, Dallas 75231, County of Dallas, State of Texas, as more particularly described in the Lease;

WHEREAS, as a condition to Landlord’s entering into the Lease, Landlord requires the undersigned to guarantee the full performance of all of the obligations of Tenant accruing under the Lease;

WHEREAS, the undersigned desires to induce Landlord to enter into the Lease with Tenant;

NOW, THEREFORE, in consideration of the execution of the Lease by Landlord, and other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned hereby agrees that:

(i) The undersigned unconditionally, absolutely and to the same extent as if the undersigned had signed the Lease as tenant, assumes all liabilities, obligations and duties of Tenant accruing under the Lease, and guarantees to Landlord and Landlord’s successors and assigns the full, prompt and complete performance of each and all of the terms, covenants, conditions and provisions of the Lease to be kept and performed by Tenant or Tenant’s successors or assigns, including the payment of all rental and other charges to accrue thereunder and all damages that may arise as a consequence of the nonperformance thereof.

(ii) The liability of the undersigned under this Guaranty shall be unconditional and primary, and in relation to any right of action which shall accrue to Landlord under the Lease, Landlord may, at its option, proceed from time to time solely against the undersigned or jointly against the undersigned and any other person or entity without regard to Tenant’s ability to perform and without first commencing any action, exhausting any remedy, obtaining any judgment or proceeding in any way against Tenant or any other person or entity; and suit may be brought and maintained against the undersigned by Landlord to enforce any liability, duty or obligation guaranteed hereby without joinder of Tenant or any other person or entity.

(iii) This Guaranty shall continue during the entire term of the Lease and any renewals or extensions thereof and thereafter until Tenant and Tenant’s successors or assigns have fully discharged all of their obligations under the Lease.

(iv) Until all the covenants and conditions in the Lease to be performed and observed by Tenant or Tenant’s successors or assigns are fully performed and observed, the undersigned: (a) shall have no right of subrogation or any other right to enforce any remedy against Tenant or Tenant’s successors or assigns by reason of any payment or performance thereunder by the undersigned, and (b) subordinates any liability or indebtedness of Tenant or Tenant’s successors or assigns now or hereafter held by the undersigned to all obligations of Tenant or Tenant’s successors or assigns to Landlord under the Lease.

(v) The undersigned agrees that the undersigned’s obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced or affected by any limitation of liability or recourse under the Lease or by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty in connection with the Lease; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing or purported or believed to exist in connection with the Lease; (c) the death, insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Tenant, the undersigned, or any party at any time liable for payment or performance pursuant to the Lease, whether now existing or hereafter occurring; (d) any assignment or subletting by Tenant or Tenant’s successors or assigns whether or not permitted pursuant to the terms of the Lease or otherwise approved by Landlord; (e) amendment of the Lease or any renewal, extension, modification or rearrangement of the terms of payment or performance pursuant to the Lease either with or without notice to or consent of the undersigned, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Landlord to Tenant, the undersigned or any other party at any time liable for payment or performance pursuant to the Lease; (f) any neglect, delay, omission, failure, or refusal of Landlord to take or prosecute any action for the collection or enforcement of the Lease or to foreclose or take or prosecute any action in connection with the Lease; (g) any failure of Landlord to notify the undersigned of any renewal, extension, rearrangement, modification, assignment of the Lease or subletting of the Premises or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Landlord against Tenant or of any new agreement between Landlord and Tenant, it being understood that Landlord shall not be required to give the undersigned any notice of any kind under any circumstances with respect to or in connection with the Lease; (h) the unenforceability of all or any part of the Lease against Tenant, it being agreed that the undersigned shall remain liable hereon regardless of whether Tenant or any other person be found not liable on the Lease, or any part thereof, for any reason; or (i) any payment by Tenant to Landlord being held to constitute a preference under the bankruptcy laws or for any other reason Landlord being required to refund such payment or pay the amount thereof to someone else.

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(vi) In the event suit or action is brought upon or in connection with the enforcement of this Guaranty, the undersigned shall pay reasonable attorneys’ fees and all other expenses and court costs incurred by Landlord in connection therewith.

(vii) This Guaranty shall be binding upon the heirs, legal representatives, successors and assigns of the undersigned and shall inure to the benefit of the heirs, legal representatives, successors and assigns of Landlord.

(viii) The undersigned represents that the undersigned is the owner of a direct or indirect interest in Tenant and that the undersigned will receive a direct or indirect benefit from the Lease.

IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the 31st day of May, 2000.

GUARANTOR:

TRX INC., a Georgia corporation

By:	/s/ Timothy J. Severt
Name (print): Timothy J. Severt
Title:	EVP of Administration
Date:	May 26, 2000
Tax ID Number: 58 - 2256870

3

SIXTH AMENDMENT TO LEASE AGREEMENT

The Sixth Amendment (the “Amendment”) is entered into as of July 15, 2000 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000 and May 31, 2000 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant will be leasing 28,592 rentable square feet (RSF) of space in Suites 112 and 1300 in the Building under the Lease. Tenant desires to amend the Lease, and Landlord has agreed to such amendment on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Commencement Date. Landlord and Tenant agree that the Commencement Date for the 6,089 rentable square feet on the ground floor shall change from June 1, 2000 to August 1, 2000 and the Commencement Date for the 2,385 rentable square feet on the thirteenth (13th) floor shall change from July 1, 2000 to August 1, 2000.

Additionally, Landlord and Tenant agree that the Expiration Date for the Premises shall change from December 31, 2005 to February 28, 2006.

2. Base Rent. Landlord and Tenant agree that the Base Rent set forth in Article 3 of the Fourth Amendment to Lease Agreement dated April 15, 2000, shall be modified as follows:

June 1, 2000 – July 31, 2000	$33,460.54 / month
August 1, 2000 – December 31, 2000	$47,820.12 / month
January 1, 2001 – July 31, 2001	$49,345.03 / month
August 1, 2001 – December 31, 2003	$49,773.91 / month
January 1, 2004 – December 31, 2004	$51,560.91 / month
January 1, 2005 – February 28, 2006	$52,347.19 / month

3. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

4. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

1

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP of Administration

2

SEVENTH AMENDMENT TO LEASE AGREEMENT

The Seventh Amendment (the “Amendment”) is entered into as of July 31, 2000 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000, May 31, 2000 and July 15, 2000 (the “Original Lease”) covering space in the building known as 7557 Rambler Road and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant will be leasing 28,592 rentable square feet (RSF) of space in Suites 112 and 1300 in the Building under the Lease. Tenant desires to amend the Lease, and Landlord has agreed to such amendment on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Allowance. Landlord and Tenant agree that the Allowance set forth in Exhibit B-2 of the Fourth Amendment to Lease Agreement dated April 15, 2000, shall be increased from $122,087.84 by $18,900.00 for a new total of $140,987.84. This increased Allowance is to be applied towards the construction of a handicapped restroom on the thirteenth (13th) floor that complies with the Americans with Disabilities Act of 1990, as amended, Public Law 101-336; 42 U.S.C. §§ 12101, et seq. (the “ADA”) and with the guidelines established under the Texas Accessibility Standards.

2. ADA Compliance. Landlord and Tenant acknowledge that Landlord shall remain responsible for ADA as it relates to public areas of the Building and for ingress and egress to the Building. Tenant shall remain responsible for ADA compliance as it relates to the Premises.

3. Base Rent. Landlord and Tenant agree that effective September 1, 2000, the Base Rental shall be as follows:

September 1, 2000 – December 31, 2000	$47,967.78 / month
January 1, 2001 – July 31, 2001	$49,492.69 / month
August 1, 2001 – December 31, 2003	$49,921.57 / month
January 1, 2004 – December 31, 2004	$51,708.57 / month
January 1, 2005 – February 28, 2006	$52,494.85 / month

4. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

5. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

1

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP of Operations

2

EIGHTH AMENDMENT TO LEASE AGREEMENT

The Eighth Amendment (the “Amendment”) is entered into as of February 15, 2001 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000, May 31, 2000, July 15, 2000 and July 31, 2000 (the “Original Lease”) covering space in the building known as 7557 Rambler and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 28,592 rentable square feet (RSF) of space in Suites 112 and 1300 in the Building under the Lease. Tenant desires to expand the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective June 1 ~~April 15~~, 2001, the Premises shall be expanded from 28,592 RSF (“Primary Space”) by 2,550 RSF on the ninth (9th) floor (“First Expansion Space”) for a new total of 31,142 RSF. See Exhibit A-1 attached hereto.

Landlord and Tenant agree that effective upon the earlier of occupancy or October ~~August~~ 1, 2001, the Premises shall be expanded from 31,142 RSF (“Primary Space”) by 2,944 RSF on the ninth (9th) floor (“Second Expansion Space”) for a new total of 34,086 RSF. See Exhibit A-2 attached hereto.

2. Lease Term. Landlord and Tenant agree that the term of the Expansion Space shall be coterminous with the existing lease and shall expire February 28, 2006.

3. Base Rental. Landlord and Tenant agree that effective June 1 ~~April 15~~, 2001, the Base Rent shall be as follows:

Date	Primary Space 28,592 RSF	1st Expan. Space 2,550 RSF	2nd Expan. Space 2,944 RSF	Blended Average
June 1, 2001 – July 31, 2001	$49,492.69/mo.	$4,675.00/mo.+ E	N/A	$54,167.69/mo.
August 1, 2001 – September 30, 2001	$49,921.57/mo.	$4,675.00/mo.+ E	N/A	$54,596.57/mo.
October 1, 2001 – December 31, 2003	$49,921.57/mo.	$4,675.00/mo.+ E	$5,520.00/mo.+ E	$60,116.57/mo.
January 1, 2004 – December 31, 2004	$51,708.57/mo.	$4,675.00/mo.+ E	$5,520.00/mo.+ E	$61,903.57/mo.
January 1, 2005 – February 28, 2006	$52,494.85/mo.	$4,675.00/mo.+ E	$5,520.00/mo.+ E	$62,689.85/mo.

The Base Rent set forth in this Section 3 is net of electric (only as it relates to the First and Second Expansion Spaces) and is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 1 above or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in Section 1 above or changes pursuant to the standards set forth in the definition of Net Rentable Area.

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4. Electric Charge. Tenant will be charged its pro rata share of electricity only as it relates to the 2,550 RSF of First Expansion Space and the 2,944 RSF of Second Expansion Space located on the ninth (9th) floor. See Exhibit C attached hereto.

5. Pro Rata Share. Landlord and Tenant agree that effective June 1 ~~April 15~~, 2001, Tenant’s Pro Rata Share shall be increased from 9.3094% to 10.1397%. Effective October ~~August~~ 1, 2001, Tenant’s Pro Rata Share shall be increased from 10.1397% to 11.0982%.

6. Work Letter Agreement. See Exhibit B attached hereto.

7. Parking. Landlord agrees to provide Tenant with free parking on a first come, first served basis at a ratio of 1:275 rentable square feet leased. Tenant shall not have access to any reserved parking.

8. Operating Expenses. Only as it relates to the 2,550 RSF of Expansion Space and the 2,944 RSF of Second Expansion Space, the Operating Expenses as defined in Exhibit A of the Lease dated September 15, 1997 shall be amended and electricity shall be deleted from Article 23 (g).

9. Expense Stop. Landlord and Tenant agree that the Expense Stop associated with the First Expansion Space and the Section Expansion Space set forth in Section 1 of this Eighth Amendment to Lease Agreement shall equal the actual Operating Expenses per rentable square foot for calendar year 2001.

10. First Right of Refusal. See Exhibit D attached hereto.

11. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

12. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP of Administration

2

EXHIBIT A-1

FIRST EXPANSION SPACE

Ninth (9th) floor

2,550 rentable square feet

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EXHIBIT A-1

SECOND EXPANSION SPACE

Ninth (9th) floor

2,944 rentable square feet

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EXHIBIT B

WORK LETTER AGREEMENT

This Work Letter Agreement supplements and is hereby incorporated in that certain Eighth Amendment to Lease Agreement (hereinafter referred to as the “Lease”) dated and executed concurrently herewith by and between 4849 GREENVILLE PARTNERS, (hereinafter referred to as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P., (hereinafter referred to as “Tenant”) with the terms defined in the Lease to have the same definition where used herein.

(i) The Premises are leased to Tenant in their “AS IS” condition and this Work Letter Agreement is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant’s occupancy. All improvements described in this Work Letter Agreement to be constructed in and upon the Premises are hereinafter referred to as the “Tenant Improvements.” It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter Agreement.

(ii) Tenant shall devote such time in consultation with Landlord or Landlord’s agent as may be required to provide all necessary information to Landlord or Landlord’s agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to approve layout, drawings, or plans within five (5) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter Agreement, but the same shall not affect or diminish Tenant’s duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant’s failure to furnish such information and approved drawings within such prescribed times. All of Tenant’s plans and specifications shall be subject to Landlord’s consent, the granting or denial of which shall be in Landlord’s sole discretion.

(iii) Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord’s architect. Landlord shall bear the cost of the initial space planning drawings, to include one revision, pricing plans with one revision and one draft of the construction documents which shall be prepared by Landlord’s architect. Unless otherwise provided in Exhibit “B-2”, Tenant shall pay for additional space planning services beyond those specified above, and for any nonstandard construction and engineering drawings, or any additional costs for drawings occasioned by special installation other than Building Standard. Tenant may pay for such additional services out of the Allowance, if any, provided in Exhibit “B-2”. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant’s request or installed by Tenant with Landlord’s prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

(iv) Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein or in Exhibit “B-2” as being borne by Landlord), including but not limited to labor and materials, contractor’s fees, Landlord’s five percent (5%) construction management fee, permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

(v) In the event Landlord’s estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in Exhibit “B-2” attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs as follows:

(a) Tenant shall deliver to Landlord, with its approval of the Landlord’s estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

(b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

(c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

The statements of costs submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute additional rent payable pursuant to the Lease, and the failure to timely pay same constitutes an event of default under the Lease.

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(vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Section 6.3 of the Lease. In the event such revisions result hi a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

(vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant’s Improvements shall be of such quality as determined by the Landlord’s architect. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

It is hereby acknowledged by both Tenant and Landlord that this Exhibit “B” has been executed as of, and shall become part of the Lease Agreement dated, February 15, 2001.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP of Administration

6

EXHIBIT B-1

1.	The Building Standard (herein so called) materials are the following:

A.	FLOORING:	Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.	WINDOW COVERING:	At Landlord’s option, miniblinds or drapes in Landlord’s uniform color.

C.	CEILING:	Acoustical tiles - Grid system.

D.	PARTITIONS:	Sheetrock partitions with tape, bed, texture and paint finish, and/or vinyl pre-clad sheetrock.

E.	DOORS:	Solid core door with metal frame and hardware.

F.	ELECTRICAL POWER OUTLETS:	Standard 110 volt duplex wall-mounted convenience outlets.

G.	LIGHT SWITCHES:	Single pole light switches.

H.	TELEPHONE
	FACILITIES:	Standard unwired telephone outlets (ring and string) mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I.	LIGHT FIXTURES:	Recessed fluorescent lighting fixtures.

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EXHIBIT B-2

(viii) Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds $5.00 per square foot of Rentable Area in the Premises (which for purposes hereof is agreed to be 5,494 square feet), being the total sum of $27,470.00 such amount being referred to as the “Allowance”), Tenant shall pay the Excess Costs as prescribed in Exhibit “B”. In the event the actual cost of the Tenant Improvements is less than the Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

Notwithstanding the foregoing, Landlord and Tenant agree that Landlord will only be obligated to fund $12,750.00 of the Allowance initially and the balance of $14,720.00 will be funded October 1, 2001.

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EXHIBIT C

ELECTRICITY CHARGES

Except for the Primary Space set forth in Article 1 of this Eighth Amendment to Lease Agreement, Tenant acknowledges that ~~Notwithstanding anything to the contrary contained in the Lease~~, in addition to the Base Rent and other charges set forth herein ~~therein~~, Tenant shall pay Landlord Tenant’s applicable share ~~an amount equal to Tenant’s Share (as such term is defined in Section 30 of Exhibit A of the Lease)~~ of all electric utility charges incurred at the Building during the Term, as the same may be extended from time to time. All such charges shall be payable as Additional Rent, with the installment of Base Rent with which the same are billed, or if billed separately, shall be due and payable within twenty (20) days after such billing. Landlord may reasonably estimate Tenant’s electricity charges in advance, on a monthly, quarterly, semi-annual, or other reasonable basis; in such case Tenant shall pay the estimated amount with the installment of Base Rent with which the same is billed, or if billed separately, within twenty (20) days after such billing, and Tenant shall continue paying Landlord such estimated amount until Landlord shall adjust such estimate. In such event, periodically, but not less often than once each twelve months, Landlord shall compare the amounts on an estimated basis with the actual charges incurred hereunder, and shall bill Tenant for any additional amount due (which Tenant shall pay within twenty (20) days thereafter) or shall credit Tenant for any over payment. In recognition that Tenant will be responsible for paying Tenant’s Share of such electric utility charges pursuant to the foregoing provisions, no electric utility charges shall be included in Operating Expenses (as defined in Article 25 of Exhibit A of the Lease). However, if the Property is less than 95% occupied during all or a portion of any calendar year, Landlord may elect to make an appropriate adjustment to the electricity charges for such year, employing sound accounting and management principles, to determine the amount of electricity that would have been incurred had the Property been 95% occupied; and the amount so determined shall be deemed to have been the amount of electricity charges for such year. In the event of any inconsistency between the Lease and this Exhibit, the latter shall govern and control.

9

EXHIBIT C

ELECTRICITY CHARGES

Except for the Primary Space set forth in Article 1 of this Eighth Amendment to Lease Agreement, Tenant acknowledges that ~~Notwithstanding anything to the contrary contained in the Lease,~~ in addition to the Base Rent and other charges set forth herein ~~therein~~, Tenant shall pay Landlord Tenant’s applicable share ~~an amount equal to Tenant’s Share (as such term is defined in Section 30 of Exhibit A of the Lease)~~ of all electric utility charges incurred at the Building during the Term, as the same may be extended from time to time. All such charges shall be payable as Additional Rent, with the installment of Base Rent with which the same are billed, or if billed separately, shall be due and payable within twenty (20) days after such billing. Landlord may reasonably estimate Tenant’s electricity charges in advance, on a monthly, quarterly, semi-annual, or other reasonable basis; in such case Tenant shall pay the estimated amount with the installment of Base Rent with which the same is billed, or if billed separately, within twenty (20) days after such billing, and Tenant shall continue paying Landlord such estimated amount until Landlord shall adjust such estimate. In such event, periodically, but not less often than once each twelve months, Landlord shall compare the amounts on an estimated basis with the actual charges incurred hereunder, and shall bill Tenant for any additional amount due (which Tenant shall pay within twenty (20) days thereafter) or shall credit Tenant for any over payment. In recognition that Tenant will be responsible for paying Tenant’s Share of such electric utility charges pursuant to the foregoing provisions, no electric utility charges shall be included in Operating Expenses (as defined in Article 25 of Exhibit A of the Lease). However, if the Property is less than 95% occupied during all or a portion of any calendar year, Landlord may elect to make an appropriate adjustment to the electricity charges for such year, employing sound accounting and management principles, to determine the amount of electricity that would have been incurred had the Property been 95% occupied; and the amount so determined shall be deemed to have been the amount of electricity charges for such year. In the event of any inconsistency between the Lease and this Exhibit, the latter shall govern and control.

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EXHIBIT D

FIRST RIGHT OF REFUSAL

Provided Tenant is not in default under the Lease and provided TRAVEL TECHNOLOGIES GROUP, L.P. is in occupancy of the Premises ~~and has not assigned or sublet it~~, then Tenant ~~(but not any assignee or subtenant of Tenant)~~ (but not any Transferee) shall have the right, subject to the terms below, to lease any space on the ninth (9th) floor that is available for lease, ~~the space outlined in Exhibit “D-1” attached hereto and labeled~~ “First Right of Refusal Space” (herein so called) subordinate to any existing renewal options or First Rights of Refusal that other tenants may have ~~before it is leased to any third party.~~ In the event any third party expresses interest in leasing all or any portion of the First Right of Refusal Space during the Term of the Lease which Landlord is prepared to accept (“Third Party Interest”), Landlord shall offer the First Right of Refusal Space to Tenant upon the same terms and conditions as provided in the Lease for the original Premises, except that (i) the rent for the First Right of Refusal Space shall be the prevailing market rate, for comparable office space located in the Building, (ii) Tenant shall accept the First Right of Refusal Space “As-Is”, unless otherwise agreed to by Landlord and Tenant. Tenant shall notify Landlord in writing of the acceptance of such offer within five (5) ~~three (3)~~ business days after Landlord has delivered such offer to Tenant, specifying that such First Right of Refusal Space has been accepted by Tenant and is a part of the Premises demised pursuant to the Lease for the remainder of the Lease Term and any renewal thereof, if applicable, and containing other appropriate terms and conditions relating to the addition of the First Right of Refusal Space to this Lease (including specifically any increase or adjustment of the rent as a result of such addition). In the event that Tenant does not notify Landlord in writing of its acceptance of such offer within such five (5) ~~three (3)~~ business day period, then Tenant’s rights under this paragraph with respect to the First Right of Refusal Space shall terminate and Landlord shall thereafter be able to lease the First Right of Refusal Space or any portion thereof to any third party. Any termination of the Lease shall terminate all rights of Tenant with respect to the First Right of Refusal Space. The rights of Tenant with respect to the First Right of Refusal Space shall not be severable from the Lease, nor may such rights be assigned or conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee. Nothing herein contained should be construed so as to limit or abridge Landlord’s ability to deal with the First Right of Refusal Space or to lease the First Right of Refusal Space to other tenants, Landlord’s sole obligation being to offer, and if such offer is accepted, to deliver the First Right of Refusal Space to Tenant in accordance with this provision.

The Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting from any delay in delivering possession of the First Right of Refusal Space to Tenant, but abatement of the Base Rental attributable to the First Right of Refusal Space from the date of Tenant’s acceptance of Landlord’s offer with respect to the First Right of Refusal offer to the date of actual delivery of the First Right of Refusal Space shall constitute full settlement of all claims that Tenant might have against Landlord by reason of the First Right of Refusal Space not being delivered upon the date of Tenant’s acceptance of Landlord’s offer.

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NINTH AMENDMENT TO LEASE AGREEMENT

The Ninth Amendment (the “Amendment”) is entered into as of August 15, 2001 (the “Effective Date”), between 4849 GREENVILLE PARTNERS (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000, May 31, 2000, July 15, 2000, July 31, 2000 and February 15, 2001 (the “Original Lease”) covering space in the building known as 7557 Rambler and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 31,142 rentable square feet (RSF) of space in Suites 112, 965 and 1300 in the Building under the Lease. Tenant desires to expand the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1. Premises. Landlord and Tenant agree that effective June 15, 2001, the Premises shall be expanded from 31,142 RSF by 49 RSF (“Expansion Space”) on the first (1st) floor for a new total of 31,191 RSF. See Exhibit A attached hereto.

Effective June 15, 2001, the Premises will be comprised of:

Suite 112	6,089 RSF
1st Floor – Expansion Space	49 RSF
9th Floor	2,550 RSF
Suite 1300	22,503 RSF

Total	31,191 RSF

Landlord and Tenant agree that effective September 1, 2001, the Premises shall be expanded from 31,191 RSF by 2,944 RSF in Suite 965 and referenced as the Second Expansion Space in the Eighth Amendment to Lease Agreement dated February 15, 2001.

2. Electric Charge. As referenced in Article 4 of the Eighth Amendment to Lease Agreement dated February 15, 2001, Tenant shall pay its pro rata share of electricity as it relates to the 5,494 RSF of the Premises located on the ninth (9th) floor.

3. Lease Term. Landlord and Tenant agree that the term of the Expansion Space shall be coterminous with the existing lease and shall expire February 28, 2006.

4. Base Rental. Landlord and Tenant agree that effective June 1, 2001, the Base Rent shall be as follows:

Date	Primary Space Suites 112 & 1300 31,142 RSF	“Expansion Space” 1st Floor 49 RSF	Second Expansion Suite 965 2,944 RSF	Total Rent
6/1/01 – 6/14/01	$25,434.09	N/A	N/A	$25,434.09
6/15/01 – 6/30/01	$28,733.60	$51.40	N/A	$28,785.00
7/1/01 – 7/31/01(1 mo.)	$54,167.69	$96.37	N/A	$54,264.06
8/1/01 – 8/31/01(1 mo.)	$54,596.57	$96.37	N/A	$54,692.94
9/1/01 – 12/31/03 (29 mos.)	$54,596.57/mo.	$96.37/mo.	$5,520.00/mo. + E	$60,212.94/mo.
1/1/04 – 12/31/04 (12 mos.)	$56,383.57/mo.	$96.37/mo.	$5,520.00/mo. + E	$61,999.94/mo.
1/1/05 – 2/28/06 (14 mos.)	$57,169.85/mo.	$96.37/mo.	$5,520.00/mo. + E	$62,786.22/mo.

The Base Rent set forth in this Section 4 is net of electric (only as it relates to the 5,494 RSF located on the ninth floor) and is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 2 above or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due

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hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in Section 2 above or changes pursuant to the standards set forth in the definition of Net Rentable Area.

5. Pro Rata Share. Landlord and Tenant agree that effective June 15, 2001, Tenant’s Pro Rata Share shall be increased to 10.1556%. Effective September 1, 2001, Tenant’s Pro Rata Share shall be increased to 11.1142%.

6. Expense Stop. Landlord and Tenant agree that the Expense Stop associated with the 49 RSF of Expansion Space located on the first (1st) floor shall equal $7.32 / RSF.

7. Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

8. Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	4849 GREENVILLE PARTNERS

	By:	WallGlen Partners I, Ltd.

		By:	WallGlen Properties I, Inc.

			By:	/s/ Robert J. Axley
			Name:	Robert J. Axley
			Title:	Chairman

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP of Administration

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EXHIBIT A

EXPANSION SPACE

First (1st) floor

49 rentable square feet

SUITE 170
SUITE 150
SUITE 148
SUITE 145
SUITE 174
SUITE 112

7557 RAMBLER ROAD
DALLAS, TEXAS

1ST FLOOR

2065
LLJ
05/09/95
AC

01

3

TENTH AMENDMENT TO LEASE AGREEMENT

The Tenth Amendment (the “Amendment”) is entered into as of June 15, 2003 (the “Effective Date”), between RS PARTNERS I, LTD., a Utah limited partnership, successor in interest to 4849 Greenville Partners (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000, May 31, 2000, July 15, 2000, July 31, 2000, February 15, 2001 and August 15, 2001 (the “Original Lease”) covering space in the building known as 7557 Rambler and located at 7557 Rambler’ Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 34,135 rentable square feet (RSF) of space in Suites 112, 965 and 1300 in the Building under the Lease. Tenant desires to expand the Premises, and Landlord has agreed to such expansion on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1.	Premises. Landlord and Tenant agree that effective August 1, 2003, the Premises shall be expanded from 34,135 RSF (“Primary Space”) by 913 RSF in Suite 146 (“Expansion Space”) for a new total of 35,048 RSF. See Exhibit A attached hereto.

2.	Lease Term. Landlord and Tenant agree that the term of the Expansion Space shall be coterminous with the Primary Space and shall expire February 28, 2006.

3.	Base Rent. Landlord and Tenant agree that effective August 1, 2003, the Base Rent shall be as follows:

Date	Primary Space 34,135 RSF	Expansion Space 913 RSF	Total Mo. Rent 35,048 RSF
August 1, 2003 - December 31, 2003	$60,212.94/mo.	$1,369.50/mo.	$61,582.44/mo.
January 1, 2004 - December 31, 2004	$61,999.94/mo.	$1,369.50/mo.	$63,369.44/mo.
January 1, 2005 - February 28, 2006	$62,786.22/mo.	$1,369.50/mo.	$64,155.72/mo.

The Base Rent set forth in this Section 3 is a negotiated figure and shall govern whether or not the actual gross rentable square footage of the Premises is the same as set forth in Section 1 above or changes pursuant to the standards set in the definition of Net Rentable Area. Tenant shall have no right to withhold, deduct or offset any amount of the monthly Base Rent or any other sum due hereunder even if the actual gross rentable square footage of the Premises is less than that set forth in Section 1 above or changes pursuant to the standards set forth in the definition of Net Rentable Area.

4.	Leasehold Improvements. See Exhibit B attached hereto.

5.	Tenant’s Pro Rata Share. Landlord and Tenant agree that effective August 1, 2003, Tenant’s Pro Rata Share shall be increased from 11.1142% to 11.4115%.

6.	Expense Stop. Landlord and Tenant agree that effective August 1, 2003, the Expense Stop associated with the 913 RSF of Expansion Space shall be the actual operating expenses per rentable square foot for calendar year 2003.

7.	Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

8.	Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in fall force and effect and this Amendment shall be binding upon Landlord and Tenant and

1

their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	RS PARTNERS I, LTD., a Utah limited partnership, by its general partner RS Partners GP, L.L.C., a Delaware limited liability company

	By:	/s/ Robert J. Axley
Robert J. Axley, Authorized Representative

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt
	Name:	Timothy J. Severt
	Title:	EVP, Administration

2

EXHIBIT A

EXPANSION SPACE

Suite 146

913 rentable square feet

3

EXHIBIT B

WORK LETTER

(i) The Premises are leased to Tenant in their “AS IS” condition and this Work Letter is intended to set forth the obligations of Landlord and Tenant with respect to the preparation of the Premises for Tenant’s occupancy. All improvements described in this Work Letter to be constructed in and upon the Premises are hereinafter referred to as the “Tenant Improvements.” It is agreed that construction of the Tenant Improvements will be completed in accordance with the procedures set forth in this Work Letter.

(ii) Tenant shall devote such time in consultation with Landlord or Landlord’s agent as may be required to provide all necessary information to Landlord or Landlord’s agent as Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the final layout, drawings, and plans for the Premises. If Tenant fails to furnish any such information, or fails to approve layout, drawings, or plans within five (5) Business Days after written request, Landlord may, at its election, be discharged of its obligations under this Work Letter, but the same shall not affect or diminish Tenant’s duties and obligations set forth in the Lease, and Tenant agrees to pay on demand all costs and expenses and increased unit prices incurred by Landlord on account of Tenant’s failure to furnish such information and approved drawings within such prescribed times. All of Tenant’s plans and specifications shall be subject to Landlord’s consent, the granting or denial of which shall be in Landlord’s sole discretion.

(iii) Space planning and construction drawings, and when deemed necessary by Landlord, engineering drawings, shall be prepared by Landlord’s architect. Tenant shall bear the cost of the space planning drawings, pricing plans and the construction documents which shall be prepared by Landlord’s architect, as well as environmental testing required by the State of Texas. Tenant may pay for such services out of the Allowance, if any, provided in Exhibit “B-2” not to exceed $1.00 per rentable square foot. Tenant shall furthermore be responsible for the design, function and maintenance of all special improvements, whether installed by Landlord at Tenant’s request or installed by Tenant with Landlord’s prior written approval. Tenant shall use the Building Standard materials unless other materials are expressly approved in writing by Landlord.

(iv) Prior to commencing any construction of Tenant Improvements, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost of the Tenant Improvements (excluding any costs which may be specified herein or in Exhibit “B-2” as being borne by Landlord), including but not limited to labor and materials, contractor’s fees, ~~Landlords five percent (5%) construction management fee,~~ permit fees, and space planning, construction, and engineering drawing costs which are the responsibility of Tenant. Within five (5) Business Days Tenant shall either notify Landlord in writing of its approval of the cost estimate, or specify its objections thereto and desired changes to the proposed Tenant Improvements. In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach acceptable plans and cost estimate; provided, however, if Tenant fails to give written approval of a cost estimate within ten (10) Business Days following delivery to Tenant of the original cost estimate, Tenant shall be chargeable with one day of Delay for each day thereafter until Tenant provides to Landlord in writing its approval of a cost estimate.

(v) In the event Landlord’s estimate and/or the actual cost of construction shall exceed the Allowance, (as defined in Exhibit “B-2” attached hereto), if any (such amounts exceeding the Allowance being herein referred to as the “Excess Costs”), Tenant shall pay to Landlord such Excess Costs as follows:

(a) Tenant shall deliver to Landlord, with its approval of the Landlord’s estimate, and in any event prior to commencement of construction, an amount equal to fifty percent (50%) of the Excess Costs as then estimated by Landlord.

(b) After substantial completion of the Tenant Improvements, but prior to occupancy of the Premises by Tenant, Tenant shall pay to Landlord on demand an amount which when added to the initial payment described in subparagraph (a) above equals ninety percent (90%) of the Excess Costs as then estimated by Landlord.

(c) As soon as the final accounting can be prepared and submitted to Tenant, Tenant shall pay on demand to Landlord the entire balance of the Excess Costs based upon the actual cost of construction.

The statements of costs submitted to Landlord by Landlord’s contractors shall be conclusive for purposes of determining the actual cost of the items described therein. The amounts payable hereunder constitute

4

Additional Rent payable pursuant to the Lease, and the failure to timely pay same constitutes an Event of Default under the Lease.

(vi) If Tenant shall request any change, addition or alteration in the working drawings, after approval by Landlord and Tenant, Landlord shall have such working drawings prepared, and Tenant shall promptly reimburse Landlord for the cost thereof. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing of the cost which will be chargeable to Tenant by reason of such change, addition or deletion. Tenant shall, within three (3) Business Days, notify Landlord in writing whether it desires to proceed with such change, addition or deletion. In the absence of such written authorization, Landlord shall have the option to continue work on the Premises disregarding the requested change, addition or alteration, or Landlord may elect to discontinue work on the Premises, in which event Tenant shall be chargeable with a Delay in completion of the Premises resulting therefrom in accordance with Section 6.3 of the Lease. In the event such revisions result in a higher estimate of the cost of construction, Tenant shall pay to Landlord an amount sufficient to provide Landlord with the above described fifty percent (50%) (or if applicable ninety percent (90%)) payment toward Excess Costs.

(vii) Following approval of the plans and the payment by Tenant of the required portion of the Excess Costs, if any, Landlord shall cause the Tenant Improvements to be constructed in accordance with the approved plans. Unless otherwise specifically provided in the approved plans, all material used in the construction of the Tenant’s Improvements shall be of such quality as determined by the Landlord’s architect. Landlord shall notify Tenant of substantial completion of the Tenant Improvements.

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EXHIBIT B-1

1.	The Building Standard (herein so called) materials are the following:

A.	FLOORING:	Grade and quality of carpeting to be selected by Landlord, with color to be selected by Tenant from those offered by Landlord.

B.	WINDOW COVERING:	At Landlord’s option, miniblinds or drapes in Landlord’s uniform color.

C.	CEILING:	Acoustical tiles - Grid system.

D.	PARTITIONS:	Sheetrock partitions with tape, bed, texture and paint finish, and/or vinyl pre-clad sheetrock.

E.	DOORS:	Solid core door with metal frame and hardware.

F.	ELECTRICAL POWER OUTLETS:	Standard 110 volt duplex wall-mounted convenience outlets.

G.	LIGHT SWITCHES:	Single pole light switches.

H.	TELEPHONE FACILITIES:	Standard unwired telephone outlets (ring and string) mounted on partitions. Tenant must make timely arrangements for telephone installation and is responsible for all charges related to such installation.

I.	LIGHT FIXTURES:	Recessed fluorescent lighting fixtures.

6

EXHIBIT B-2

Landlord agrees to construct the Tenant Improvements in accordance with the approved plans at its cost and expense; provided, however, in the event the actual cost of construction of the Tenant Improvements exceeds $6.00 per square foot of Rentable Area in the Expansion Space (which for purposes hereof is agreed to be 913 square feet), being the total sum of $5,478.00 such amount being referred to as the “Allowance”, Tenant shall pay the Excess Costs as prescribed in Exhibit “B”. In the event the actual cost of the Tenant Improvements is less than the Allowance, Tenant shall not be entitled to any credit for any amounts not applied to the cost of the Tenant Improvements.

Notwithstanding the foregoing, Tenant may utilize the Allowance anytime during first twelve (12) months of the Lease Term. Construction of the Tenant Improvements must begin prior to July 31, 2004.

7

ELEVENTH AMENDMENT TO LEASE AGREEMENT

The Eleventh Amendment (the “Amendment”) is entered into as of July 31, 2003 (the “Effective Date”), between RS PARTNERS I, LTD., a Utah limited partnership (as “Landlord”) and TRAVEL TECHNOLOGIES GROUP, L.P. (as “Tenant”), for the purpose of amending the Lease Agreement between Landlord and Tenant, dated September 15, 1997 and amended June 15, 1998, October 1, 1998, June 15, 1999, April 15, 2000, May 31, 2000, July 15, 2000, July 31, 2000, February 15, 2001, August 15, 2001 and June 15, 2003 (the “Original Lease”) covering space in the building known as 7557 Rambler and located at 7557 Rambler Road, Dallas, Texas 75231. The Original Lease, as amended, is herein called the “Lease”. Unless otherwise specified, all capitalized terms used herein shall have the meanings assigned to them in the Original Lease.

RECITALS

Tenant is currently leasing 35,048 rentable square feet (RSF) of space in Suites 112, 146, 965 and 1300 in the Building under the Lease. Tenant desires to amend the Lease, and Landlord has agreed to such amendment on the terms and conditions contained herein.

AGREEMENTS

For valuable consideration, whose receipt and sufficiency are acknowledged, Landlord and Tenant agree as follows:

1.	Fire Suppression System. Landlord acknowledges and hereby approves Tenant’s request to install a DFW FM-200 Fire Suppression System, as outlined in Exhibit A attached hereto, in the data rooms located within the Premises on the first (1st) and thirteenth (13th) floors.

Tenant shall be responsible for all costs associates with the installation, maintenance and removal of the system along with the cost for connecting and disconnecting the system from the Building’s Fire Control Panel.

Tenant will be responsible for ensuring that the Fire Suppression System complies with all National Fire Safety codes and any other relevant codes, statutes and ordinances.

Upon expiration of the Lease, Tenant will remove the DFW FM-200 Fire Suppression System and re-install the Building’s standard sprinkler system, smoke detectors, strobes and alarms to a fully operational condition.

2.	Ratification. Tenant hereby ratifies and confirms its obligations under the Lease, and represents and warrants to Landlord it has no defenses thereto.

3.	Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full force and effect and this Amendment shall be binding upon Landlord and Tenant and their respective successors and assigns. This Amendment shall be governed by Texas law.

Executed as of the date first written above.

LANDLORD:	RS PARTNERS I, LTD., a Utah limited partnership, by its general partner RS Partners GP, L.L.C., a Delaware limited liability company

	By:	/s/ Robert J. Axley
Robert J. Axley, Authorized Representative

TENANT:	TRAVEL TECHNOLOGIES GROUP, L.P.

	By:	/s/ Timothy J. Severt

Name:

Title:

1

EXHIBIT A

DFW FM-200 FIRE SUPPRESSION SYSTEM

A.	System Overview:

•	The purpose of the system is to detect and suppress fire conditions in the incipient stage.

•	The system consists of the control panel, smoke detectors, manual pull station, FM-200 cylinder with agent, pipe and distribution nozzles and preaction fire sprinkler system.

•	The smoke detectors are located at the ceiling grid level and under raised floor area.

•	Fire sprinklers are located at the ceiling grid level. The pipe is normally filled with compressed air until the sequence of operation is fulfilled to fill the pipe with water.

•	The FM-200 cylinder is located within the protected space.

•	The FM-200 fire suppression agent is nontoxic. The loud sound of the discharge is disconcerting, however, you are in no danger from the FM-200 agent. If you are in the room during the discharge, simply exit the room and close all doors behind you. This will maintain the integrity of the room.

B.	System Operation:

•	The system is programmed to discharge the FM-200 agent only after two smoke detectors are in alarm and a 30 second countdown has elapsed. The preaction fire sprinkler piping will fill with water only after the FM-200 system discharges and the supervisory air in the sprinkler piping is released. A manual pull station release is located at the exit. This device will cause an immediate discharge of the agent when activated.

•	The system is programmed to cause the horn to operate with a temporal tone upon first detector alarm. A second detector shall cause the horn to operate with a steady tone. The building fire alarm control panel shall receive a general alarm condition upon first stage alarm and the fire department shall respond.

•	The abort switch button when held in shall cause the system to put the discharge on hold until 10 seconds after release. The abort is only effective during second stage alarm.

2